UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR/A
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21563
Eaton Vance Short Duration Diversified Income Fund
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
October 31
Date of Fiscal Year End
October 31, 2011
Date of Reporting Period
EXPLANATORY NOTE:
The Registrant is filing this amendment to its Form N-CSR for the period ended October 31, 2011, originally filed with the Securities and Exchange Commission on December 23, 2011 (Accession Number 0000950123-11-103952) to include Items 12(c)(1)-(6): Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan. Other than the aforementioned revision, this Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR, or modify or update the disclosures therein in any way.

Item 1. Reports to Stockholders

Eaton Vance Short Duration Diversified Income Fund (EVG) Annual Report October 31, 2011

Managed Distribution Plan. On March 10, 2009, the Fund received authorization from the Securities and Exchange Commission to distribute long-term capital gains to shareholders more frequently than once per year. In this connection, the Board of Trustees formally approved the implementation of a Managed Distribution Plan (MDP) to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund intends to pay monthly cash distributions equal to $0.09 per share. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees.

With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information required by the Fund’s exemptive order. The Fund’s Board of Trustees may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report October 31, 2011
Eaton Vance
Short Duration Diversified Income Fund

Table of Contents

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	3
Endnotes and Additional Disclosures	4
Consolidated Financial Statements	5
Report of Independent Registered Public Accounting Firm	47
Federal Tax Information	48
Notice to Shareholders	49
Dividend Reinvestment Plan	50
Management and Organization	52
Important Notices	54

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2011
Management’s Discussion of Fund Performance1

Economic and Market Conditions
During the 12 months ending October 31, 2011, the markets digested a significant number of historical events that established price volatility as norm rather than the exception in global financial markets. Citing a lack of political will in the United States, Standard & Poor’s lowered its credit rating on U.S. sovereign debt, which was the first time in history that the United States had been rated below the highest ranking of investment grade. The European sovereign debt crisis deteriorated, as policymakers within the eurozone squandered opportunities to address the issues in a meaningful manner. The tragic Tohoku earthquake and tsunami in Japan seriously disrupted global supply chains and adversely affected global economic growth.
The United States and the eurozone economies grew at an anemic pace during the period, as annual growth lagged 2.0% in both regions. The U.S. economy continued to suffer from an unemployment rate that stubbornly averaged above 9.0% during the period and headline inflation that more than tripled to 3.9% by the end of the period. The debt issues in the eurozone evolved from original concerns regarding Greece’s liquidity to a full-fledged solvency crisis surrounding additional periphery countries, including Italy and Spain, and European banks. European consumer and business confidence indicators trended lower in response, dragging economic growth to a near standstill by the end of the period. In contrast to the economic weakness in the U.S. and the eurozone, emerging-market economies led global growth. Most Asian and Latin American economies grew at annual rates above 4.0%. Most Central European economies grew at faster rates than their eurozone counterparts, and growth rates in the Middle East and Africa were roughly evenly mixed.
Global bond markets generally favored the most liquid instruments over riskier assets. Despite the fiscal concerns in the United States and the eurozone, U.S. Treasuries and German Bund yields fell across the curve. In contrast, sovereign yields in the larger economies of the eurozone rose significantly in response to the markets’ concerns about solvency and future growth prospects. Emerging-market growth was strong for most of the year, but moderated towards the end of the period as the global inventory cycle slowed and the crisis in Europe intensified. French, Spanish and Italian 10-year credit spreads rose 67, 152 and 214 basis points, respectively, above the corresponding maturity German Bunds. The so-called “hard currencies” of Switzerland, the “dollar bloc” countries (Canada, Australia and New Zealand), and non-euro Scandinavia appreciated versus the U.S. dollar and euro and, most emerging-market currencies also appreciated versus the U.S. dollar and the euro.
Fund Performance
The Fund is a closed-end fund that trades on the New York Stock Exchange (NYSE) under the symbol EVG. For the fiscal year ending October 31, 2011, the Fund had a total return of 4.35% at net asset value (NAV).
Investments in mortgage-backed securities (MBS) contributed to the Fund’s performance. In general, the Fund focused on seasoned/higher-coupon MBS, which have lower durations. Despite mortgage rates hovering around all-time lows, principal prepayment rates in the Fund’s seasoned MBS holdings remained stable for the year, while prepayments of less seasoned MBS showed much greater volatility. A dramatic flattening of the yield curve led to stronger performance of longer-duration assets, which caused seasoned MBS to underperform newer-issue/low-coupon MBS on an absolute basis.
The Fund’s exposure to international markets contributed positively to performance, including long/short local markets, credit default swaps (CDS), sovereign bonds and currencies. Positions in Africa, Asia, Latin America, and Europe were the main contributors to positive performance in our foreign strategy. Investments in commodities and a short position in NZD (New Zealand) slightly detracted from performance.
The Fund’s investments in senior secured loans benefited the Fund during the first half of the period. These instruments detracted from performance during the second half, however, as investors became preoccupied with uncertainty about the stability of the eurozone, the U.S. debt ceiling crisis and political unrest in the Middle East.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2011
Performance2

Portfolio Managers Scott H. Page, CFA; Payson F. Swaffield, CFA; Mark S. Venezia, CFA; Catherine C. McDermott; Andrew Szczurowski, CFA

				Since
% Average Annual Total Returns	Inception Date	1 Year	5 Years	Inception

Fund at NAV	2/28/2005	4.35%	7.22%	6.82%
Fund at Market	—	–0.51	6.20	5.47

% Premium/Discount to NAV

				–8.15%

Distributions[3]

Total Distributions per share for the period				$1.160
Distribution Rate at NAV				6.07%
Distribution Rate at Market Price				6.61%

% Total Leverage[4]

Derivatives				34.0%
Borrowings				15.0
Fund Profile

Asset Allocation (% of total leveraged assets)5

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Short Duration Diversified Income Fund
October 31, 2011
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	Performance results reflect the effects of leverage.

[3]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of ordinary income, net realized capital gains and return of capital.

[4]	The Fund employs leverage through derivatives and borrowings. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund is required to maintain prescribed asset coverage for its borrowings, which could be reduced if Fund asset values decline.

[5]	Total leveraged assets include all assets of the Fund (including those acquired with financial leverage), the notional value of long and short forward foreign currency contracts and other foreign obligations derivatives held by the Fund. Asset Allocation as a percentage of the Fund’s net assets amounted to 194.5%. Please refer to the definition of total leveraged assets within the Notes to Consolidated Financial Statements included herein.
Important Notice to Shareholders
Effective November 1, 2011, Andrew Szczurowski became a portfolio manager of the Fund to replace Susan Schiff, who will continue to serve as portfolio manager for other Eaton Vance funds. Mr. Szczurowski supported Ms. Schiff in her role as portfolio manager. He joined Scott H. Page, Payson F. Swaffield, Mark S. Venezia, and Catherine C. McDermott. Mr. Szczurowski is an Assistant Vice President of Eaton Vance Management and an analyst on Eaton Vance’s global/fixed-income MBS team. Andrew joined the MBS team of the global/fixed-income department in 2007. Prior to joining Eaton Vance, he was affiliated with Bank of New York Mellon.
Fund profile subject to change due to active management.

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Consolidated Portfolio of Investments

Senior Floating-Rate Interests — 42.2%(1)

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Aerospace and Defense — 0.5%

DAE Aviation Holdings, Inc.
Term Loan, 5.43%, Maturing July 31, 2014		110	$107,081
Term Loan, 5.43%, Maturing July 31, 2014		115	111,734
Dundee Holdco 4, Ltd.
Term Loan, 4.25%, Maturing May 15, 2015		113	93,528
Term Loan, 4.75%, Maturing May 13, 2016		113	93,528
Term Loan - Second Lien, 6.71%, Maturing January 13, 2016	GBP	250	290,762
Sequa Corp.
Term Loan, 3.62%, Maturing December 3, 2014		397	383,406
TASC, Inc.
Term Loan, 4.50%, Maturing December 18, 2015		299	297,973
TransDigm, Inc.
Term Loan, 4.00%, Maturing February 14, 2017		447	445,788

			$1,823,800

Air Transport — 0.2%

Orbitz Worldwide, Inc.
Term Loan, 3.31%, Maturing July 25, 2014		764	$664,822

			$664,822

Automotive — 2.9%

Allison Transmission, Inc.
Term Loan, 2.75%, Maturing August 7, 2014		736	$714,261
Chrysler Group, LLC
Term Loan, 6.00%, Maturing May 24, 2017		1,398	1,324,659
Delphi Corp.
Term Loan, 3.50%, Maturing March 31, 2017		385	384,864
Federal-Mogul Corp.
Term Loan, 2.18%, Maturing December 29, 2014		939	890,478
Term Loan, 2.18%, Maturing December 28, 2015		555	525,792
Goodyear Tire & Rubber Co.
Term Loan - Second Lien, 1.93%, Maturing April 30, 2014		3,175	3,107,531
Metaldyne, LLC
Term Loan, 5.25%, Maturing May 18, 2017		797	790,271
SRAM, LLC
Term Loan, 4.76%, Maturing June 7, 2018		220	218,694
TI Automotive, Ltd.
Term Loan, 9.50%, Maturing July 29, 2016		499	499,987
Tomkins, LLC
Term Loan, 4.25%, Maturing September 21, 2016		406	405,488
Veyance Technologies, Inc.
Term Loan, 2.75%, Maturing July 31, 2014		84	76,429
Term Loan, 2.75%, Maturing July 31, 2014		588	533,610
Term Loan - Second Lien, 6.00%, Maturing July 31, 2015		200	169,000

			$9,641,064

Building and Development — 0.3%

Goodman Global Holdings, Inc.
Term Loan, 5.75%, Maturing October 28, 2016		349	$349,624
Panolam Industries International, Inc.
Term Loan, 8.25%, Maturing December 31, 2013		106	96,604
RE/MAX International, Inc.
Term Loan, 5.50%, Maturing April 15, 2016		413	411,183

			$857,411

Business Equipment and Services — 3.8%

Acosta, Inc.
Term Loan, 4.75%, Maturing March 1, 2018		249	$246,263
Acxiom Corp.
Term Loan, 3.38%, Maturing March 15, 2015		289	290,500
Advantage Sales & Marketing, Inc.
Term Loan, 5.25%, Maturing December 18, 2017		372	366,605
Affinion Group, Inc.
Term Loan, 5.00%, Maturing October 10, 2016		1,036	956,776
Altegrity, Inc.
Term Loan, 2.99%, Maturing February 21, 2015		404	373,862
Brand Energy and Infrastructure Services, Inc.
Term Loan, 3.63%, Maturing February 7, 2014		183	151,837
Brickman Group Holdings, Inc.
Term Loan, 7.25%, Maturing October 14, 2016		248	248,125
ClientLogic Corp.
Term Loan, 7.14%, Maturing January 30, 2017		165	150,658
Crawford & Company
Term Loan, 5.00%, Maturing October 30, 2013		323	320,729
Go Daddy Group, Inc. (The)
Term Loan, Maturing September 29, 2017(2)		275	275,172
KAR Auction Services, Inc.
Term Loan, 5.00%, Maturing May 19, 2017		574	573,562
Language Line, LLC
Term Loan, 6.25%, Maturing June 20, 2016		438	434,807
Mitchell International, Inc.
Term Loan, 2.38%, Maturing March 28, 2014		186	176,902

See Notes to Consolidated Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Consolidated Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Business Equipment and Services (continued)

MSCI, Inc.
Term Loan, 3.75%, Maturing March 14, 2017		687	$694,249
N.E.W. Holdings I, LLC
Term Loan, 6.00%, Maturing March 23, 2016		383	374,212
National CineMedia, LLC
Term Loan, 1.84%, Maturing February 13, 2015		550	534,417
Protection One Alarm Monitoring, Inc.
Term Loan, 6.00%, Maturing June 4, 2016		347	344,168
Quintiles Transnational Corp.
Term Loan, 5.00%, Maturing June 8, 2018		848	840,456
Sabre, Inc.
Term Loan, 2.30%, Maturing September 30, 2014		1,337	1,176,745
Sensus USA, Inc.
Term Loan, 4.75%, Maturing May 9, 2017		124	122,509
SunGard Data Systems, Inc.
Term Loan, 1.99%, Maturing February 28, 2014		79	78,246
Term Loan, 3.90%, Maturing February 26, 2016		2,238	2,218,135
Travelport, LLC
Term Loan, 6.05%, Maturing August 21, 2015	EUR	370	438,624
West Corp.
Term Loan, 2.75%, Maturing October 24, 2013		139	137,847
Term Loan, 4.61%, Maturing July 15, 2016		965	958,249
Term Loan, 4.63%, Maturing July 15, 2016		339	336,958

			$12,820,613

Cable and Satellite Television — 2.2%

Atlantic Broadband Finance, LLC
Term Loan, 4.00%, Maturing March 8, 2016		238	$234,055
BBHI Acquisition, LLC
Term Loan, 4.50%, Maturing December 14, 2017		223	222,196
CSC Holdings, Inc.
Term Loan, 1.99%, Maturing March 29, 2016		1,447	1,436,492
Insight Midwest Holdings, LLC
Term Loan, 1.99%, Maturing April 7, 2014		904	896,980
Lavena Holdings 4 GmbH
Term Loan, 4.20%, Maturing March 6, 2015	EUR	56	65,743
Term Loan, 4.45%, Maturing March 4, 2016	EUR	56	65,743
MCC Iowa, LLC
Term Loan, 1.95%, Maturing January 30, 2015		1,929	1,832,658
NDS Finance, Ltd.
Term Loan, 4.00%, Maturing March 12, 2018		274	269,179
UPC Broadband Holding B.V.
Term Loan, 5.11%, Maturing December 31, 2016	EUR	1,394	1,856,230
YPSO Holding SA
Term Loan, 4.87%, Maturing June 6, 2016(3)	EUR	93	110,006
Term Loan, 4.87%, Maturing June 6, 2016(3)	EUR	152	179,484
Term Loan, 4.87%, Maturing June 6, 2016(3)	EUR	228	268,184

			$7,436,950

Chemicals and Plastics — 2.4%

Ashland, Inc.
Term Loan, 3.75%, Maturing August 23, 2018		400	$402,333
Celanese U.S. Holdings, LLC
Term Loan, 3.12%, Maturing October 31, 2016		1,024	1,030,390
Huntsman International, LLC
Term Loan, 1.83%, Maturing April 21, 2014		567	557,749
Term Loan, 2.80%, Maturing April 19, 2017		1,547	1,498,683
Ineos US Finance, LLC
Term Loan, 7.50%, Maturing December 16, 2013		751	772,496
Term Loan, 8.00%, Maturing December 16, 2014		751	772,971
MacDermid, Inc.
Term Loan, 3.56%, Maturing April 11, 2014	EUR	319	430,143
Momentive Performance Materials, Inc. (Nautilus)
Term Loan, 3.75%, Maturing May 5, 2015		494	467,202
Nalco Co.
Term Loan, 4.50%, Maturing October 5, 2017		297	297,325
Norit NV
Term Loan, 6.75%, Maturing July 7, 2017		250	243,750
Rockwood Specialties Group, Inc.
Term Loan, 3.50%, Maturing February 9, 2018		473	475,106
Solutia, Inc.
Term Loan, 3.50%, Maturing August 1, 2017		509	511,077
Styron S.A.R.L.
Term Loan, 6.00%, Maturing August 2, 2017		397	364,992
Univar, Inc.
Term Loan, 5.00%, Maturing June 30, 2017		298	291,795

			$8,116,012

Conglomerates — 1.7%

Education Management, LLC
Term Loan, 2.13%, Maturing June 3, 2013		837	$796,497
Financiere SPIE S.A.S.
Term Loan, 6.12%, Maturing June 29, 2018	EUR	500	653,798
Jarden Corp.
Term Loan, 3.25%, Maturing March 30, 2018		527	526,918
Rexnord Corp.
Term Loan, 2.87%, Maturing July 19, 2013		2,000	1,982,500

See Notes to Consolidated Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Consolidated Portfolio of Investments — continued

	Principal
	Amount*
Borrower/Tranche Description	(000’s omitted)	Value

Conglomerates (continued)

RGIS Holdings, LLC
Term Loan, 2.87%, Maturing April 30, 2014	37	$34,638
Term Loan, 2.87%, Maturing April 30, 2014	731	692,772
Spectrum Brands, Inc.
Term Loan, 5.00%, Maturing June 17, 2016	502	501,437
Walter Energy, Inc.
Term Loan, 4.00%, Maturing April 2, 2018	438	437,951

		$5,626,511

Containers and Glass Products — 0.7%

Berry Plastics Corp.
Term Loan, 2.24%, Maturing April 3, 2015	522	$497,795
Consolidated Container Co.
Term Loan, 2.50%, Maturing March 28, 2014	291	272,208
Reynolds Group Holdings, Inc.
Term Loan, 6.50%, Maturing February 9, 2018	985	984,434
Term Loan, 6.50%, Maturing August 9, 2018	550	548,682

		$2,303,119

Cosmetics / Toiletries — 0.3%

Bausch & Lomb, Inc.
Term Loan, 3.50%, Maturing April 24, 2015	113	$112,592
Term Loan, 3.59%, Maturing April 24, 2015	464	461,968
Prestige Brands, Inc.
Term Loan, 4.77%, Maturing March 24, 2016	336	337,620

		$912,180

Drugs — 0.3%

Capsugel Healthcare, Ltd.
Term Loan, 5.25%, Maturing August 1, 2018	250	$250,937
Endo Pharmaceuticals Holdings, Inc.
Term Loan, 4.00%, Maturing June 18, 2018	221	222,067
Warner Chilcott Corp.
Term Loan, 4.25%, Maturing March 15, 2018	154	152,619
Term Loan, 4.25%, Maturing March 15, 2018	307	305,238
WC Luxco S.A.R.L.
Term Loan, 4.25%, Maturing March 15, 2018	211	209,851

		$1,140,712

Ecological Services and Equipment — 0.1%

Big Dumpster Merger Sub, Inc.
Term Loan, 4.50%, Maturing February 5, 2013	92	$74,438
Term Loan, 4.50%, Maturing February 5, 2013	377	306,230

		$380,668

Electronics / Electrical — 2.4%

Aspect Software, Inc.
Term Loan, 6.25%, Maturing May 6, 2016	369	$371,222
CommScope, Inc.
Term Loan, 5.00%, Maturing January 14, 2018	398	396,507
Dealer Computer Services, Inc.
Term Loan, 3.75%, Maturing April 20, 2018	474	473,102
DG FastChannel, Inc.
Term Loan, 5.75%, Maturing July 26, 2018	299	296,257
Eagle Parent, Inc.
Term Loan, 5.00%, Maturing May 16, 2018	524	513,541
Edwards (Cayman Island II), Ltd.
Term Loan, 5.50%, Maturing May 31, 2016	223	209,728
Freescale Semiconductor, Inc.
Term Loan, 4.49%, Maturing December 1, 2016	933	900,094
Infor Enterprise Solutions Holdings
Term Loan, 5.75%, Maturing March 3, 2014	250	200,000
Term Loan, 6.00%, Maturing July 28, 2015	373	353,478
Term Loan, 6.00%, Maturing July 28, 2015	716	688,233
Term Loan - Second Lien, 6.50%, Maturing March 3, 2014	92	75,625
Term Loan - Second Lien, 6.50%, Maturing March 3, 2014	158	129,042
Microsemi Corp.
Term Loan, 5.75%, Maturing February 2, 2018	300	302,250
NXP B.V.
Term Loan, 4.50%, Maturing March 3, 2017	547	528,096
Open Solutions, Inc.
Term Loan, 2.55%, Maturing January 23, 2014	310	267,903
Sensata Technologies Finance Co., LLC
Term Loan, 4.00%, Maturing May 11, 2018	698	696,068
Serena Software, Inc.
Term Loan, 4.34%, Maturing March 10, 2016	1,185	1,125,750
SS&C Technologies, Inc.
Term Loan, 2.25%, Maturing November 23, 2012	230	229,231
Web.com Group, Inc.
Term Loan, Maturing October 27, 2017(2)	400	359,250

		$8,115,377

See Notes to Consolidated Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Consolidated Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Equipment Leasing — 0.2%

Delos Aircraft, Inc.
Term Loan, 7.00%, Maturing March 17, 2016		300	$302,500
International Lease Finance Corp.
Term Loan, 6.75%, Maturing March 17, 2015		500	504,844

			$807,344

Financial Intermediaries — 1.1%

Citco III, Ltd.
Term Loan, 6.25%, Maturing June 29, 2018		324	$315,272
Fifth Third Processing Solutions, LLC
Term Loan, 4.50%, Maturing November 3, 2016		248	247,539
First Data Corp.
Term Loan, 2.99%, Maturing September 24, 2014		1,000	926,875
HarbourVest Partners, LLC
Term Loan, 6.25%, Maturing December 14, 2016		243	242,596
LPL Holdings, Inc.
Term Loan, 2.02%, Maturing June 28, 2013		113	111,760
Term Loan, 4.25%, Maturing June 25, 2015		355	352,600
Mondrian Investment Partners, Ltd.
Term Loan, 5.50%, Maturing July 12, 2018		249	249,375
Nuveen Investments, Inc.
Term Loan, 3.39%, Maturing November 13, 2014		231	223,374
Term Loan, 5.89%, Maturing May 12, 2017		269	259,721
RPI Finance Trust
Term Loan, 4.00%, Maturing May 9, 2018		673	670,157

			$3,599,269

Food Products — 1.0%

Del Monte Foods Co.
Term Loan, 4.50%, Maturing March 8, 2018		1,247	$1,218,820
Dole Food Company, Inc.
Term Loan, 5.05%, Maturing July 6, 2018		192	192,739
NBTY, Inc.
Term Loan, 4.25%, Maturing October 2, 2017		447	446,253
Pierre Foods, Inc.
Term Loan, 7.00%, Maturing September 30, 2016		272	270,322
Pinnacle Foods Holdings Corp.
Term Loan, 2.77%, Maturing April 2, 2014		1,029	1,017,543
Solvest, Ltd.
Term Loan, 5.03%, Maturing July 6, 2018		357	357,943

			$3,503,620

Food Service — 2.0%

Aramark Corp.
Term Loan, 2.11%, Maturing January 27, 2014		43	$42,149
Term Loan, 2.24%, Maturing January 27, 2014		529	523,207
Term Loan, 2.95%, Maturing January 27, 2014	GBP	524	800,222
Term Loan, 3.44%, Maturing July 26, 2016		77	76,214
Term Loan, 3.62%, Maturing July 26, 2016		1,168	1,158,882
Buffets, Inc.
Term Loan, 14.00%, Maturing April 21, 2015(3)		296	140,833
Term Loan, 9.62%, Maturing April 22, 2015(3)		35	15,790
Burger King Corp.
Term Loan, 4.50%, Maturing October 19, 2016		596	594,011
DineEquity, Inc.
Term Loan, 4.32%, Maturing October 19, 2017		321	321,898
Dunkin’ Brands, Inc.
Term Loan, 4.00%, Maturing November 23, 2017		546	545,882
JRD Holdings, Inc.
Term Loan, 2.50%, Maturing July 2, 2014		552	545,381
OSI Restaurant Partners, LLC
Term Loan, 2.80%, Maturing June 14, 2013		63	60,179
Term Loan, 2.56%, Maturing June 14, 2014		633	605,669
Selecta
Term Loan, 4.15%, Maturing June 28, 2015	EUR	741	803,435
U.S. Foodservice, Inc.
Term Loan, 2.75%, Maturing July 3, 2014		497	462,957

			$6,696,709

Food / Drug Retailers — 1.3%

Alliance Boots Holdings, Ltd.
Term Loan, 4.15%, Maturing July 9, 2015	EUR	1,000	$1,301,172
General Nutrition Centers, Inc.
Term Loan, 4.25%, Maturing March 2, 2018		581	580,523
Rite Aid Corp.
Term Loan, 2.00%, Maturing June 4, 2014		952	915,031
Term Loan, 4.50%, Maturing March 2, 2018		413	392,411
Roundy’s Supermarkets, Inc.
Term Loan, 7.00%, Maturing November 3, 2013		638	624,696
Supervalu, Inc.
Term Loan, 4.50%, Maturing April 28, 2018		647	621,689

			$4,435,522

See Notes to Consolidated Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Consolidated Portfolio of Investments — continued

	Principal
	Amount*
Borrower/Tranche Description	(000’s omitted)	Value

Health Care — 4.4%

Alere, Inc.
Term Loan, 4.50%, Maturing June 30, 2017	475	$467,875
Aveta Holdings, LLC
Term Loan, 8.50%, Maturing April 14, 2015	122	121,375
Term Loan, 8.50%, Maturing April 14, 2015	122	121,375
Biomet, Inc.
Term Loan, 3.32%, Maturing March 25, 2015	744	734,933
Carestream Health, Inc.
Term Loan, 5.00%, Maturing February 25, 2017	249	223,916
Carl Zeiss Vision Holding GmbH
Term Loan, 4.00%, Maturing September 30, 2019(3)	42	34,940
Catalent Pharma Solutions
Term Loan, 2.50%, Maturing April 10, 2014	407	389,388
Community Health Systems, Inc.
Term Loan, 2.57%, Maturing July 25, 2014	70	68,232
Term Loan, 2.57%, Maturing July 25, 2014	1,365	1,327,492
Term Loan, 3.82%, Maturing January 25, 2017	685	665,749
Dako EQT Project Delphi
Term Loan - Second Lien, 4.12%, Maturing December 12, 2016	250	214,063
DaVita, Inc.
Term Loan, 4.50%, Maturing October 20, 2016	645	644,924
DJO Finance, LLC
Term Loan, 3.25%, Maturing May 20, 2014	159	153,503
Drumm Investors, LLC
Term Loan, 5.00%, Maturing May 4, 2018	299	273,548
Emdeon Business Services, LLC
Term Loan, 4.25%, Maturing November 18, 2013	423	425,018
Emergency Medical Services Corp.
Term Loan, 5.25%, Maturing May 25, 2018	500	490,500
Fenwal, Inc.
Term Loan, 2.57%, Maturing February 28, 2014	71	66,005
Term Loan, 2.57%, Maturing February 28, 2014	413	384,947
Grifols, Inc.
Term Loan, 6.00%, Maturing June 1, 2017	449	450,839
HCA, Inc.
Term Loan, 3.62%, Maturing March 31, 2017	1,091	1,061,522
Term Loan, 3.62%, Maturing May 1, 2018	455	440,074
Health Management Associates, Inc.
Term Loan, 2.12%, Maturing February 28, 2014	1,005	987,518
Iasis Healthcare, LLC
Term Loan, 5.00%, Maturing May 3, 2018	323	316,908
inVentiv Health, Inc.
Term Loan, 6.50%, Maturing August 4, 2016	494	482,665
Kindred Healthcare, Inc.
Term Loan, 5.25%, Maturing June 1, 2018	349	326,432
Kinetic Concepts, Inc.
Term Loan, Maturing November 2, 2018(2)	850	853,386
MultiPlan, Inc.
Term Loan, 4.75%, Maturing August 26, 2017	496	481,373
RadNet Management, Inc.
Term Loan, 5.75%, Maturing April 1, 2016	246	236,400
Select Medical Corp.
Term Loan, 5.50%, Maturing May 25, 2018	599	556,605
TriZetto Group, Inc. (The)
Term Loan, 4.75%, Maturing May 2, 2018	299	294,948
Vanguard Health Holding Co., II, LLC
Term Loan, 5.00%, Maturing January 29, 2016	741	736,351
VWR Funding, Inc.
Term Loan, 2.75%, Maturing June 30, 2014	929	896,510

		$14,929,314

Home Furnishings — 0.5%

National Bedding Co., LLC
Term Loan, 3.88%, Maturing November 28, 2013	971	$962,338
Oreck Corp.
Term Loan - Second Lien, 3.85%, Maturing March 19, 2016(4)	85	76,104
Yankee Candle Company, Inc. (The)
Term Loan, 2.25%, Maturing February 6, 2014	531	521,479

		$1,559,921

Industrial Equipment — 0.5%

Generac CCMP Acquisition Corp.
Term Loan, 2.78%, Maturing November 11, 2013	252	$245,022
Husky Injection Molding Systems, Ltd.
Term Loan, Maturing June 30, 2018(2)	500	500,209
Polypore, Inc.
Term Loan, 2.25%, Maturing July 3, 2014	795	782,185

		$1,527,416

Insurance — 1.2%

Alliant Holdings I, Inc.
Term Loan, 3.37%, Maturing August 21, 2014	477	$474,328
Applied Systems, Inc.
Term Loan, 5.50%, Maturing December 8, 2016	298	291,795

See Notes to Consolidated Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Consolidated Portfolio of Investments — continued

	Principal
	Amount*
Borrower/Tranche Description	(000’s omitted)	Value

Insurance (continued)

Asurion Corp.
Term Loan, 5.50%, Maturing May 24, 2018	1,126	$1,115,212
Term Loan - Second Lien, 9.00%, Maturing May 24, 2019	225	221,906
C.G. JCF Corp.
Term Loan, 3.25%, Maturing August 1, 2014	136	131,873
CCC Information Services Group, Inc.
Term Loan, 5.50%, Maturing November 11, 2015	249	249,061
CNO Financial Group, Inc.
Term Loan, 6.25%, Maturing September 30, 2016	215	217,075
HUB International Holdings, Inc.
Term Loan, 2.87%, Maturing June 13, 2014	127	124,833
Term Loan, 2.87%, Maturing June 13, 2014	567	555,331
U.S.I. Holdings Corp.
Term Loan, 2.75%, Maturing May 5, 2014	701	667,719

		$4,049,133

Leisure Goods / Activities / Movies — 2.4%

AMC Entertainment, Inc.
Term Loan, 3.49%, Maturing December 16, 2016	1,928	$1,907,498
AMC Networks, Inc.
Term Loan, 4.00%, Maturing December 31, 2018	274	272,027
Bombardier Recreational Products
Term Loan, 2.90%, Maturing June 28, 2013	522	507,400
Cinemark USA, Inc.
Term Loan, 3.52%, Maturing April 29, 2016	972	968,194
Clubcorp Operations, Inc.
Term Loan, 6.00%, Maturing November 9, 2016	500	498,750
Live Nation Entertainment, Inc.
Term Loan, 4.50%, Maturing November 7, 2016	517	516,479
Regal Cinemas Corp.
Term Loan, 3.37%, Maturing August 23, 2017	1,216	1,202,591
Revolution Studios Distribution Co., LLC
Term Loan, 4.03%, Maturing December 21, 2014	270	198,774
Term Loan - Second Lien, 7.25%, Maturing June 21, 2015(4)	225	69,615
SeaWorld Parks & Entertainment, Inc.
Term Loan, 3.00%, Maturing February 17, 2016	248	245,369
Term Loan, 4.00%, Maturing August 17, 2017	228	226,919
Six Flags Theme Parks, Inc.
Term Loan, 5.25%, Maturing June 30, 2016	605	606,597
Town Sports International, Inc.
Term Loan, 7.00%, Maturing May 4, 2018	197	195,523
Zuffa, LLC
Term Loan, 2.25%, Maturing June 19, 2015	479	459,600

		$7,875,336

Lodging and Casinos — 0.9%

Affinity Gaming, LLC
Term Loan, 10.00%, Maturing December 31, 2015	409	$408,210
Caesars Entertainment Operating Co.
Term Loan, 3.36%, Maturing January 28, 2015	403	356,528
Term Loan, 3.42%, Maturing January 28, 2015	1,557	1,377,564
Las Vegas Sands, LLC
Term Loan, 2.84%, Maturing November 23, 2016	107	103,275
Term Loan, 2.84%, Maturing November 23, 2016	528	511,434
VML US Finance, LLC
Term Loan, 4.75%, Maturing May 25, 2012	107	107,042
Term Loan, 4.75%, Maturing May 27, 2013	214	214,085

		$3,078,138

Nonferrous Metals / Minerals — 0.4%

Fairmount Minerals, Ltd.
Term Loan, 5.25%, Maturing March 15, 2017	535	$533,413
Noranda Aluminum Acquisition
Term Loan, 2.00%, Maturing May 16, 2014	341	330,354
Novelis, Inc.
Term Loan, 3.75%, Maturing March 10, 2017	422	420,297

		$1,284,064

Oil and Gas — 0.8%

CITGO Petroleum Corp.
Term Loan, 9.00%, Maturing June 23, 2017	568	$579,737
Frac Tech International, LLC
Term Loan, 6.25%, Maturing May 6, 2016	415	413,230
Gibson Energy
Term Loan, 5.75%, Maturing June 14, 2018	399	399,997
MEG Energy Corp.
Term Loan, 4.00%, Maturing March 16, 2018	250	249,974
Obsidian Natural Gas Trust
Term Loan, 7.00%, Maturing November 2, 2015	739	742,863
Sheridan Production Partners I, LLC
Term Loan, 6.50%, Maturing April 20, 2017	25	24,625

See Notes to Consolidated Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Consolidated Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Oil and Gas (continued)

Term Loan, 6.50%, Maturing April 20, 2017		40	$40,315
Term Loan, 6.50%, Maturing April 20, 2017		304	304,246

			$2,754,987

Publishing — 1.9%

Ascend Learning
Term Loan, 7.01%, Maturing December 6, 2016		223	$217,544
Aster Zweite Beteiligungs GmbH
Term Loan, 6.00%, Maturing December 30, 2016	EUR	793	998,153
Cengage Learning Acquisitions, Inc.
Term Loan, 2.50%, Maturing July 3, 2014		482	416,231
GateHouse Media Operating, Inc.
Term Loan, 2.25%, Maturing August 28, 2014		307	75,798
Term Loan, 2.25%, Maturing August 28, 2014		731	180,220
Getty Images, Inc.
Term Loan, 5.25%, Maturing November 7, 2016		1,226	1,230,969
Interactive Data Corp.
Term Loan, 4.50%, Maturing February 12, 2018		448	445,092
Laureate Education, Inc.
Term Loan, 5.25%, Maturing August 15, 2018		942	883,953
MediaNews Group, Inc.
Term Loan, 8.50%, Maturing March 19, 2014		31	30,395
Nielsen Finance, LLC
Term Loan, 2.24%, Maturing August 9, 2013		1,519	1,513,679
SGS International, Inc.
Term Loan, 3.75%, Maturing September 30, 2013		361	357,066

			$6,349,100

Radio and Television — 1.1%

Block Communications, Inc.
Term Loan, 2.25%, Maturing December 21, 2012		259	$259,188
Cumulus Media, Inc.
Term Loan, 5.75%, Maturing September 17, 2018		825	816,750
Miramax Film NY, LLC
Term Loan, 7.75%, Maturing May 20, 2016		168	167,692
Mission Broadcasting, Inc.
Term Loan, 5.00%, Maturing September 30, 2016		125	124,540
New Young Broadcasting Holding Co., Inc.
Term Loan, 8.00%, Maturing June 30, 2015		108	106,912
Nexstar Broadcasting, Inc.
Term Loan, 5.00%, Maturing September 30, 2016		196	194,796
Tyrol Acquisition 2 SAS
Term Loan, 5.37%, Maturing January 29, 2016	EUR	250	294,901
Term Loan, 5.37%, Maturing January 29, 2016	EUR	250	294,901
Univision Communications, Inc.
Term Loan, 2.25%, Maturing September 29, 2014		667	643,542
Term Loan, 4.50%, Maturing March 31, 2017		667	605,994
Weather Channel
Term Loan, 4.25%, Maturing February 13, 2017		269	269,825

			$3,779,041

Retailers (Except Food and Drug) — 1.4%

Amscan Holdings, Inc.
Term Loan, 6.75%, Maturing December 4, 2017		322	$317,427
Dollar General Corp.
Term Loan, 2.99%, Maturing July 7, 2014		500	499,271
FTD, Inc.
Term Loan, 4.75%, Maturing June 6, 2018		200	195,759
Harbor Freight Tools USA, Inc.
Term Loan, 6.50%, Maturing December 22, 2017		369	367,896
J. Crew Operating Corp.
Term Loan, 4.75%, Maturing March 7, 2018		348	327,616
Jo-Ann Stores, Inc.
Term Loan, 4.75%, Maturing March 16, 2018		348	336,061
Michaels Stores, Inc.
Term Loan, 2.66%, Maturing October 31, 2013		463	454,947
Neiman Marcus Group, Inc.
Term Loan, 4.75%, Maturing May 16, 2018		600	583,875
PETCO Animal Supplies, Inc.
Term Loan, 4.50%, Maturing November 24, 2017		248	245,953
Pilot Travel Centers, LLC
Term Loan, 4.25%, Maturing March 30, 2018		341	341,468
Savers, Inc.
Term Loan, 4.25%, Maturing March 3, 2017		224	222,896
Service Master Co.
Term Loan, 2.75%, Maturing July 24, 2014		45	43,096
Term Loan, 2.76%, Maturing July 24, 2014		451	432,760
Visant Holding Corp.
Term Loan, 5.25%, Maturing December 22, 2016		273	259,632

			$4,628,657

Steel — 0.1%

JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 3, 2017		149	$148,504
Niagara Corp.
Term Loan, 10.50%, Maturing June 29, 2014(3)(4)		201	197,038

			$345,542

See Notes to Consolidated Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Consolidated Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Surface Transport — 0.3%

Hertz Corp.
Term Loan, 3.75%, Maturing March 9, 2018		697	$692,271
Swift Transportation Co., Inc.
Term Loan, 6.00%, Maturing December 21, 2016		415	416,225

			$1,108,496

Telecommunications — 2.1%

Alaska Communications Systems Holdings, Inc.
Term Loan, 5.50%, Maturing October 21, 2016		372	$366,139
ERC Luxembourg Holdings, Ltd.
Term Loan, 3.24%, Maturing September 30, 2014	EUR	368	365,807
Term Loan, 3.49%, Maturing September 30, 2015	EUR	369	365,860
Term Loan - Second Lien, 5.62%, Maturing March 31, 2016	EUR	500	80,057
Intelsat Jackson Holdings SA
Term Loan, 5.25%, Maturing April 2, 2018		2,139	2,133,234
IPC Systems, Inc.
Term Loan, 3.21%, Maturing May 31, 2014	GBP	241	367,121
Macquarie UK Broadcast, Ltd.
Term Loan, 2.96%, Maturing December 1, 2014	GBP	219	299,785
MetroPCS Wireless
Term Loan, 4.00%, Maturing March 16, 2018		1,193	1,177,094
SBA Finance
Term Loan, 3.75%, Maturing June 29, 2018		175	173,581
Syniverse Technologies, Inc.
Term Loan, 5.25%, Maturing December 21, 2017		298	298,680
Telesat Canada, Inc.
Term Loan, 3.25%, Maturing October 31, 2014		39	38,312
Term Loan, 3.25%, Maturing October 31, 2014		452	446,011
Windstream Corp.
Term Loan, 3.12%, Maturing December 17, 2015		841	836,851

			$6,948,532

Utilities — 0.8%

AES Corp.
Term Loan, 4.25%, Maturing June 1, 2018		498	$497,562
Calpine Corp.
Term Loan, 4.50%, Maturing April 2, 2018		200	198,004
Term Loan, 4.50%, Maturing April 2, 2018		547	542,633
NRG Energy, Inc.
Term Loan, 4.00%, Maturing July 2, 2018		873	874,630
TXU Texas Competitive Electric Holdings Co., LLC
Term Loan, 4.76%, Maturing October 10, 2017		851	582,115

			$2,694,944

Total Senior Floating-Rate Interests
(identified cost $144,862,504)			$141,794,324

Collateralized Mortgage Obligations — 5.4%

		Principal
		Amount
Security		(000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
Series 2113, Class QG, 6.00%, 1/15/29		$3,446	$3,752,643
Series 2167, Class BZ, 7.00%, 6/15/29		2,028	2,163,504
Series 2182, Class ZB, 8.00%, 9/15/29		2,779	3,092,154

			$9,008,301

Federal National Mortgage Association:
Series 1989-89, Class H, 9.00%, 11/25/19		$119	$138,583
Series 1991-122, Class N, 7.50%, 9/25/21		374	426,517
Series 1993-84, Class M, 7.50%, 6/25/23		3,154	3,641,535
Series 1994-42, Class K, 6.50%, 4/25/24		1,086	1,224,087
Series 1997-28, Class ZA, 7.50%, 4/20/27		976	1,154,754
Series 1997-38, Class N, 8.00%, 5/20/27		886	1,051,264
Series G-33, Class PT, 7.00%, 10/25/21		1,253	1,393,324

			$9,030,064

Total Collateralized Mortgage Obligations
(identified cost $16,883,393)			$18,038,365

Commercial Mortgage-Backed Securities — 2.6%

		Principal
		Amount
Security		(000’s omitted)	Value

CSFB, Series 2003-C3, Class D, 4.131%, 5/15/38		$835	$817,381
CSFB, Series 2004-C3, Class A5, 5.113%, 7/15/36(5)		595	643,426
GCCFC, Series 2003-C1, Class D, 4.29%, 7/5/35(6)		160	163,332
GECMC, Series 2004-C3, Class A4, 5.189%, 7/10/39(5)		1,250	1,350,498
GSMS, Series 2004-GG2, Class A6, 5.396%, 8/10/38(5)		1,250	1,344,310
JPMCC, Series 2010-C2, Class C, 5.531%, 11/15/43(5)(6)		500	469,923
MLMT, Series 2004-BPC1, Class A4, 4.724%, 10/12/41(5)		1,000	1,045,791

See Notes to Consolidated Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Consolidated Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

MSC, Series 2003-IQ6, Class A4, 4.97%, 12/15/41	$500	$531,501
RBSCF, Series 2010-MB1, Class C, 4.672%, 4/15/24(5)(6)	675	655,722
WBCMT, Series 2004-C12, Class A4, 5.316%, 7/15/41(5)	1,225	1,322,251
WFCM, Series 2010-C1, Class C, 5.59%, 11/15/43(5)(6)	500	475,003

Total Commercial Mortgage-Backed Securities
(identified cost $8,112,766)		$8,819,138

Mortgage Pass-Throughs — 38.5%

	Principal
	Amount
Security	(000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
2.929%, with maturity at 2035(7)	$5,310	$5,565,535
5.00%, with various maturities to 2023(8)	7,904	8,524,749
6.00%, with various maturities to 2029	5,354	5,999,048
6.15%, with maturity at 2027	1,490	1,641,938
6.50%, with various maturities to 2032	10,883	12,321,675
7.00%, with various maturities to 2035	9,194	10,725,728
7.50%, with various maturities to 2035	4,030	4,766,137
8.00%, with various maturities to 2032	4,475	5,117,182
8.50%, with various maturities to 2031	4,340	5,298,068
9.00%, with maturity at 2031	416	527,232
9.50%, with various maturities to 2022	292	339,834
11.50%, with maturity at 2019	436	475,317

		$61,302,443

Federal National Mortgage Association:
5.50%, with various maturities to 2029	$2,826	$3,140,500
6.00%, with maturity at 2023	4,469	5,010,388
6.324%, with maturity at 2032(7)	2,438	2,658,950
6.50%, with various maturities to 2030	9,834	11,061,213
7.00%, with various maturities to 2033	12,132	14,178,883
7.50%, with various maturities to 2031	9,529	11,349,382
8.00%, with various maturities to 2029	2,471	2,929,690
8.50%, with various maturities to 2027	556	641,736
9.00%, with various maturities to 2029	1,238	1,481,445
9.50%, with maturity at 2014	11	11,469
10.00%, with various maturities to 2031	1,000	1,174,121

		$53,637,777

Government National Mortgage Association:
7.50%, with maturity at 2025	$4,262	$5,057,318
8.00%, with various maturities to 2027	4,716	5,776,068
9.00%, with various maturities to 2026	2,331	2,906,761
9.50%, with maturity at 2025	357	433,462
11.00%, with maturity at 2018	394	446,696

		$14,620,305

Total Mortgage Pass-Throughs
(identified cost $120,701,295)		$129,560,525

Asset-Backed Securities — 0.1%

	Principal
	Amount
Security	(000’s omitted)	Value

Centurion CDO 9 Ltd., Series 2005-9A, Class D1, 5.153%, 7/17/19(9)	$500	$327,521

Total Asset-Backed Securities
(identified cost $500,000)		$327,521

Corporate Bonds & Notes — 0.4%

	Principal
	Amount
Security	(000’s omitted)	Value

Utilities — 0.4%

Calpine Corp., Sr. Notes
7.50%, 2/15/21(6)	$575	$606,625
7.875%, 1/15/23(6)	675	715,500

Total Corporate Bonds & Notes
(identified cost $1,250,000)		$1,322,125

Foreign Corporate Bonds & Notes — 0.8%

	Principal
	Amount
Security	(000’s omitted)	Value

Chile — 0.8%

JPMorgan Chilean Inflation Linked Note
3.80%, 11/17/15(10)	$2,465	$2,622,544

Total Chile		$2,622,544

Total Foreign Corporate Bonds & Notes
(identified cost $2,000,000)		$2,622,544

See Notes to Consolidated Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Consolidated Portfolio of Investments — continued

Foreign Government Bonds — 16.3%

		Principal
		Amount*
Security		(000’s omitted)	Value

Bermuda — 0.2%

Government of Bermuda, 5.603%, 7/20/20(6)		619	$682,973

Total Bermuda			$682,973

Brazil — 0.6%

Nota Do Tesouro Nacional, 6.00%, 5/15/15(10)	BRL	3,467	$2,080,126

Total Brazil			$2,080,126

Chile — 0.8%

Government of Chile, 6.00%, 3/1/18	CLP	1,280,000	$2,712,100

Total Chile			$2,712,100

Congo — 0.5%

Republic of Congo, 3.00%, 6/30/29		2,270	$1,565,990

Total Congo			$1,565,990

Dominican Republic — 1.2%

Dominican Republic “Bonos Internos” Total Return Linked Bond (Citibank, N.A.), 13.00%, 2/25/13(11)	DOP	31,000	$796,416
Dominican Republic “Bonos Internos” Total Return Linked Bond (Citibank, N.A.), 15.00%, 3/12/12(11)	DOP	24,000	629,745
Dominican Republic “Bonos Internos” Total Return Linked Bond (Citibank, N.A.), 16.00%, 7/10/20(11)	DOP	94,600	2,457,979

Total Dominican Republic			$3,884,140

Israel — 0.8%

Israel Government Bond, 3.00%, 10/31/19(10)	ILS	2,517	$754,590
Israel Government Bond, 5.00%, 4/30/15(10)	ILS	6,191	1,938,119

Total Israel			$2,692,709

Mexico — 0.2%

Mexican Bonos, 7.00%, 6/19/14	MXN	9,645	$768,776

Total Mexico			$768,776

Philippines — 0.7%

Philippine Government International Bond, 6.25%, 1/14/36	PHP	98,000	$2,240,556

Total Philippines			$2,240,556

Poland — 0.7%

Poland Government Bond, 3.00%, 8/24/16(10)	PLN	7,831	$2,483,530

Total Poland			$2,483,530

Serbia — 2.7%

Serbia Treasury Bill, 0.00%, 8/9/12	RSD	115,840	$1,449,512
Serbia Treasury Bill, 0.00%, 9/6/12	RSD	171,270	2,122,762
Serbia Treasury Bill, 0.00%, 9/6/12	RSD	194,870	2,415,267
Serbia Treasury Bill, 0.00%, 11/22/12	RSD	223,410	2,696,166
Serbia Treasury Bill, 0.00%, 4/25/13	RSD	30,290	347,080

Total Serbia			$9,030,787

South Africa — 3.3%

Republic of South Africa, 6.50%, 6/2/14		5,854	$6,490,330
South Africa Government Bond - CPI Linked, 2.50%, 1/31/17(10)	ZAR	14,352	1,938,414
South Africa Government Bond - CPI Linked, 2.60%, 3/31/28(10)	ZAR	15,649	1,970,113
South Africa Government Bond - CPI Linked, 2.75%, 1/31/22(10)	ZAR	3,116	404,560
South Africa Government Bond - CPI Linked, 5.50%, 12/7/23(10)	ZAR	2,799	455,709

Total South Africa			$11,259,126

Taiwan — 0.3%

Taiwan Government Bond, 0.25%, 2/10/12	TWD	28,300	$945,173

Total Taiwan			$945,173

Turkey — 2.5%

Turkey Government Bond, 0.00%, 4/25/12	TRY	1,080	$582,690
Turkey Government Bond, 0.00%, 8/8/12	TRY	644	338,624
Turkey Government Bond, 0.00%, 11/7/12	TRY	7,302	3,744,909
Turkey Government Bond, 3.00%, 1/6/21(10)	TRY	6,733	3,836,059

Total Turkey			$8,502,282

Uruguay — 1.1%

Monetary Regulation Bill, 0.00%, 8/15/13	UYU	12,600	$547,764
Republic of Uruguay, 5.00%, 9/14/18(10)	UYU	55,082	3,078,558

Total Uruguay			$3,626,322

See Notes to Consolidated Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Consolidated Portfolio of Investments — continued

	Principal
	Amount*
Security	(000’s omitted)	Value

Venezuela — 0.7%

Bolivarian Republic of Venezuela, 7.00%, 3/31/38(12)	3,383	$1,953,683
Bolivarian Republic of Venezuela, 9.25%, 5/7/28(12)	650	435,500

Total Venezuela		$2,389,183

Total Foreign Government Bonds
(identified cost $54,062,414)		$54,863,773

Common Stocks — 1.3%

Security	Shares	Value

Affinity Gaming, LLC(4)(13)(14)	23,498	$143,573
Buffets, Inc.(4)(13)(14)	6,477	0
Dayco Products, LLC(13)(14)	8,898	363,706
Euramax International, Inc.(13)(14)	234	66,312
Hayes Lemmerz International, Inc.(4)(13)(14)	30,203	1,585,658
Ion Media Networks, Inc.(4)(13)(14)	1,357	1,085,600
KNIA Holdings, Inc.(4)(13)(14)	3,419	75,671
MediaNews Group, Inc.(4)(13)(14)	3,023	59,825
Metro-Goldwyn-Mayer Holdings, Inc.(13)(14)	19,828	358,143
New Young Broadcasting Holding Co., Inc.(13)(14)	178	489,500
Oreck Corp.(4)(13)(14)	1,510	106,017
SuperMedia, Inc.(13)(14)	1,346	2,329
United Subcontractors, Inc.(4)(13)(14)	154	9,003

Total Common Stocks
(identified cost $1,820,645)		$4,345,337

Warrants — 0.0%

Security	Shares	Value

United States — 0.0%

Oriental Trading Co., Inc., Expires 2/11/16(4)(13)(14)	1,636	$0
Oriental Trading Co., Inc., Expires 2/11/16(4)(13)(14)	1,795	0

Total Warrants
(identified cost $0)		$0

Precious Metals — 2.2%

Description	Troy Ounces	Value

Gold(13)	1,983	$3,408,561
Platinum(13)	2,364	3,784,519

Total Precious Metals
(identified cost $6,775,524)		$7,193,080

Currency Options Purchased — 0.0%(15)

	Principal Amount
	of Contracts	Strike	Expiration
Description	(000’s omitted)	Price	Date	Value

Euro Put Option	EUR 11,837	EUR 1.17	5/3/12	$118,075

Total Currency Options Purchased
(identified cost $540,846)				$118,075

Put Options Purchased — 0.0%(15)

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

Light Sweet Crude Oil Future 12/11	5	$80	11/15/11	$1,400

Total Put Options Purchased
(identified cost $34,750)				$1,400

Short-Term Investments — 20.3%

Foreign Government Securities — 12.9%

		Principal
		Amount*
Security		(000’s omitted)	Value

Brazil — 0.4%

Letras Do Tesouro Nacional, 0.00%, 4/1/12	BRL	2,494	$1,391,105

Total Brazil			$1,391,105

Chile — 0.1%

Banco Central de Chile, 0.00%, 1/18/12	CLP	75,000	$151,716

Total Chile			$151,716

Georgia — 0.2%

Bank of Georgia Promissory Note, 9.00%, 12/7/11		775	$779,342

Total Georgia			$779,342

Ghana — 0.3%

Ghana Government Bond, 14.47%, 12/15/11	GHS	1,541	$969,271

Total Ghana			$969,271

Iceland — 1.1%

Iceland Treasury Bill, 0.00%, 4/16/12	ISK	505,000	$3,691,104

Total Iceland			$3,691,104

See Notes to Consolidated Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Consolidated Portfolio of Investments — continued

		Principal
		Amount*
Security		(000’s omitted)	Value

Indonesia — 0.2%

Indonesia Treasury Bill, 0.00%, 1/19/12	IDR	4,030,000	$450,329
Indonesia Treasury Bill, 0.00%, 2/9/12	IDR	663,000	73,956

Total Indonesia			$524,285

Kazakhstan — 0.3%

Kazakhstan National Bank, 0.00%, 11/25/11	KZT	146,476	$989,537
Kazakhstan National Bank, 0.00%, 3/4/12	KZT	3,767	25,362

Total Kazakhstan			$1,014,899

Lebanon — 0.0%(15)

Lebanon Treasury Note, 9.06%, 11/10/11	LBP	150,710	$100,239

Total Lebanon			$100,239

Malaysia — 2.9%

Bank Negara Monetary Note, 0.00%, 11/1/11	MYR	2,584	$842,203
Bank Negara Monetary Note, 0.00%, 11/10/11	MYR	2,584	841,367
Bank Negara Monetary Note, 0.00%, 11/15/11	MYR	2,309	751,814
Bank Negara Monetary Note, 0.00%, 11/17/11	MYR	7,474	2,433,169
Bank Negara Monetary Note, 0.00%, 11/24/11	MYR	2,733	889,249
Bank Negara Monetary Note, 0.00%, 12/8/11	MYR	3,297	1,071,651
Bank Negara Monetary Note, 0.00%, 12/15/11	MYR	1,645	534,382
Bank Negara Monetary Note, 0.00%, 12/22/11	MYR	358	116,230
Bank Negara Monetary Note, 0.00%, 1/10/12	MYR	4,636	1,502,965
Bank Negara Monetary Note, 0.00%, 1/12/12	MYR	2,662	862,860

Total Malaysia			$9,845,890

Philippines — 0.7%

Philippine Treasury Bill, 0.00%, 12/7/11	PHP	23,010	$538,493
Philippine Treasury Bill, 0.00%, 1/11/12	PHP	20,870	488,214
Philippine Treasury Bill, 0.00%, 2/22/12	PHP	25,390	593,216
Philippine Treasury Bill, 0.00%, 3/7/12	PHP	24,650	575,384
Philippine Treasury Bill, 0.00%, 8/22/12	PHP	10,310	238,915

Total Philippines			$2,434,222

Romania — 1.8%

Romania Treasury Bill, 0.00%, 12/28/11	RON	980	$309,540
Romania Treasury Bill, 0.00%, 3/21/12	RON	6,240	1,941,768
Romania Treasury Bill, 0.00%, 4/11/12	RON	5,590	1,732,186
Romania Treasury Bill, 0.00%, 5/2/12	RON	5,670	1,752,791
Romania Treasury Bill, 0.00%, 6/20/12	RON	480	147,049
Romania Treasury Bill, 0.00%, 7/11/12	RON	440	134,259

Total Romania			$6,017,593

Serbia — 0.9%

Serbia Treasury Bill, 0.00%, 12/13/11	RSD	22,940	$310,271
Serbia Treasury Bill, 0.00%, 3/22/12	RSD	110,190	1,443,772
Serbia Treasury Bill, 0.00%, 4/5/12	RSD	17,930	233,855
Serbia Treasury Bill, 0.00%, 6/7/12	RSD	29,000	370,358
Serbia Treasury Bill, 0.00%, 7/6/12	RSD	58,780	743,991

Total Serbia			$3,102,247

Sri Lanka — 2.3%

Sri Lanka Treasury Bill, 0.00%, 1/20/12	LKR	91,000	$813,166
Sri Lanka Treasury Bill, 0.00%, 3/9/12	LKR	30,490	269,899
Sri Lanka Treasury Bill, 0.00%, 3/16/12	LKR	36,270	320,626
Sri Lanka Treasury Bill, 0.00%, 3/23/12	LKR	67,120	592,529
Sri Lanka Treasury Bill, 0.00%, 4/27/12	LKR	61,000	535,311
Sri Lanka Treasury Bill, 0.00%, 5/11/12	LKR	200,370	1,755,819
Sri Lanka Treasury Bill, 0.00%, 7/13/12	LKR	230,890	1,998,393
Sri Lanka Treasury Bill, 0.00%, 8/3/12	LKR	135,510	1,166,566
Sri Lanka Treasury Bill, 0.00%, 10/5/12	LKR	35,800	303,215

Total Sri Lanka			$7,755,524

Turkey — 1.1%

Turkey Government Bond, 0.00%, 11/16/11	TRY	3,891	$2,191,603
Turkey Government Bond, 0.00%, 1/25/12	TRY	2,634	1,458,098

Total Turkey			$3,649,701

Uruguay — 0.2%

Monetary Regulation Bill, 0.00%, 11/17/11	UYU	2,700	$140,130
Monetary Regulation Bill, 0.00%, 12/22/11	UYU	8,000	411,923
Monetary Regulation Bill, 0.00%, 8/24/12	UYU	3,025	145,732

Total Uruguay			$697,785

Zambia — 0.4%

Zambia Treasury Bill, 0.00%, 12/12/11	ZMK	865,000	$174,365
Zambia Treasury Bill, 0.00%, 12/12/11	ZMK	1,140,000	229,799
Zambia Treasury Bill, 0.00%, 12/12/11	ZMK	1,910,000	385,015
Zambia Treasury Bill, 0.00%, 3/12/12	ZMK	505,000	99,033

See Notes to Consolidated Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Consolidated Portfolio of Investments — continued

		Principal
		Amount*
Security		(000’s omitted)	Value

Zambia (continued)

Zambia Treasury Bill, 0.00%, 3/19/12	ZMK	2,390,000	$467,473

Total Zambia			$1,355,685

Total Foreign Government Securities
(identified cost $44,326,023)			$43,480,608

U.S. Treasury Obligations — 1.4%

		Principal
		Amount
Security		(000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 11/10/11(8)		$2,630	$2,629,995
U.S. Treasury Bill, 0.00%, 11/17/11(8)		2,056	2,056,087

Total U.S. Treasury Obligations
(identified cost $4,686,082)			$4,686,082

Repurchase Agreements — 3.8%

		Principal
		Amount
Description		(000’s omitted)	Value

Bank of America:
Dated 8/19/11 with a maturity date of 11/10/11, an interest rate of 0.84% and repurchase proceeds of EUR 1,450,870, collateralized by EUR 1,300,000 Government of France 3.75%, due 4/25/17 and a market value, including accrued interest, of $1,967,694.	EUR	1,448	$2,003,874
Dated 10/12/11 with a maturity date of 11/17/11, an interest rate of 0.85% payable by the Fund and repurchase proceeds of $813,454, collateralized by $1,080,000 Republic of Belarus 8.75%, due 8/3/15 and a market value, including accrued interest, of $941,100.		$814	814,050
Dated 10/21/11 with a maturity date of 11/22/11, an interest rate of 0.72% and repurchase proceeds of EUR 2,712,590, collateralized by EUR 2,660,000 Government of France 4.00%, due 10/25/38 and a market value, including accrued interest, of $3,752,430.	EUR	2,711	3,751,311
Dated 10/31/11 with a maturity date of 12/5/11, an interest rate of 0.47% and repurchase proceeds of EUR 1,400,585, collateralized by EUR 1,280,000 Government of France 3.75%, due 4/25/17 and a market value, including accrued interest, of $1,937,422.	EUR	1,400	1,937,180
Citibank:
Dated 10/19/11 with a maturity date of 11/25/11, an interest rate of 0.48% and repurchase proceeds of EUR 1,479,611, collateralized by EUR 1,450,000 Government of France 4.00%, due 10/25/38 and a market value, including accrued interest, of $2,045,497.	EUR	1,479	2,046,492
Dated 10/25/11 with a maturity date of 11/28/11, an interest rate of 0.68% and repurchase proceeds of EUR 1,508,258, collateralized by EUR 1,550,000 Belgium Kingdom Government Bond 3.75%, due 9/28/20 and a market value, including accrued interest, of $2,082,828.	EUR	1,507	2,085,755

Total Repurchase Agreements
(identified cost $12,732,269)			$12,638,662

Other Securities — 2.2%

		Interest/
		Principal
		Amount
Description		(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(16)		$6,248	$6,247,651
State Street Bank and Trust Euro Time Deposit, 0.01%, 11/1/11		1,154	1,153,709

Total Other Securities
(identified cost $7,401,360)			$7,401,360

Total Short-Term Investments
(identified cost $69,145,734)			$68,206,712

Total Investments — 130.1%
(identified cost $426,689,871)			$437,212,919

Other Assets, Less Liabilities — (30.1)%			$(101,048,225)

Net Assets — 100.0%			$336,164,694

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

See Notes to Consolidated Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Consolidated Portfolio of Investments — continued

CSFB	- Credit Suisse First Boston Mortgage Securities Corp.
GCCFC	- Greenwich Capital Commercial Funding Corp.
GECMC	- General Electric Commercial Mortgage Corp.
GSMS	- Goldman Sachs Mortgage Securities Corporation II
JPMCC	- JPMorgan Chase Commercial Mortgage Securities Corp.
MLMT	- Merrill Lynch Mortgage Trust
MSC	- Morgan Stanley Capital I
RBSCF	- Royal Bank of Scotland Commercial Funding
WBCMT	- Wachovia Bank Commercial Mortgage Trust
WFCM	- Wells Fargo Commercial Mortgage Trust
BRL	- Brazilian Real
CLP	- Chilean Peso
DOP	- Dominican Peso
EUR	- Euro
GBP	- British Pound Sterling
GHS	- Ghanaian Cedi
IDR	- Indonesian Rupiah
ILS	- Israeli Shekel
ISK	- Icelandic Krona
KZT	- Kazak Tenge
LBP	- Lebanese Pound
LKR	- Sri Lankan Rupee
MXN	- Mexican Peso
MYR	- Malaysian Ringgit
PHP	- Philippine Peso
PLN	- Polish Zloty
RON	- Romanian Leu
RSD	- Serbian Dinar
TRY	- New Turkish Lira
TWD	- New Taiwan Dollar
UYU	- Uruguayan Peso
ZAR	- South African Rand
ZMK	- Zambian Kwacha

*	In U.S. dollars unless otherwise indicated.

(1)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	This Senior Loan will settle after October 31, 2011, at which time the interest rate will be determined.

(3)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.

(4)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(5)	Weighted average fixed-rate coupon that changes/updates monthly.

(6)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2011, the aggregate value of these securities is $3,769,078 or 1.1% of the Fund’s net assets.

(7)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2011.

(8)	Security (or a portion thereof) has been pledged to cover collateral requirements on open financial contracts.

(9)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2011.

(10)	Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(11)	Represents a structured security whose market value and interest rate are linked to the performance of the underlying security.

(12)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(13)	Non-income producing.

(14)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(15)	Amount is less than 0.05%

(16)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2011.

See Notes to Consolidated Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Consolidated Portfolio of Investments — continued

Securities Sold Short
Foreign Government Bonds

	Principal
	Amount
Security	(000’s omitted)		Value

Belarus

Republic of Belarus, 8.75%, 8/3/15(12)		$(380)	$(323,000)

Total Belarus			$(323,000)

Belgium

Belgium Kingdom Government Bond, 3.75%, 9/28/20	EUR	(1,550)	$(2,075,336)

Total Belgium			$(2,075,336)

France

Government of France, 3.75%, 4/25/17	EUR	(2,580)	$(3,835,429)
Government of France, 4.00%, 10/25/38	EUR	(4,110)	(5,793,564)

Total France			$(9,628,993)

Total Foreign Government Bonds
(proceeds $12,227,078)			$(12,027,329)

Total Securities Sold Short
(proceeds $12,227,078)			$(12,027,329)

See Notes to Consolidated Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2011

Investments —
Securities of unaffiliated issuers, at value (identified cost, $413,666,696)	$423,772,188
Affiliated investment, at value (identified cost, $6,247,651)	6,247,651
Precious metals, at value (identified cost, $6,775,524)	7,193,080

Total Investments, at value (identified cost, $426,689,871)	$437,212,919

Cash	$1,950,620
Restricted cash*	430,000
Foreign currency — Yuan Renminbi, at value (identified cost, $672,976)	672,660
Foreign currency — other, at value (identified cost, $1,009,106)	1,018,678
Interest receivable	2,483,194
Interest receivable from affiliated investment	496
Receivable for investments sold	3,488,918
Receivable for variation margin on open futures contracts	126,400
Receivable for open forward foreign currency exchange contracts	2,903,168
Receivable for closed forward foreign currency exchange contracts	175,494
Receivable for open swap contracts	2,950,175
Premium paid on open swap contracts	2,150,977
Tax reclaims receivable	43,553
Prepaid expenses and other assets	140,163

Total assets	$455,747,415

Liabilities

Notes payable	$98,000,000
Payable for investments purchased	6,552,665
Payable for open forward commodity contracts	394,615
Payable for open forward foreign currency exchange contracts	756,981
Payable for closed forward foreign currency exchange contracts	14,268
Payable for open swap contracts	1,000,241
Premium received on open swap contracts	9,437
Payable for securities sold short, at value (proceeds, $12,227,078)	12,027,329
Payable to affiliates:
Investment adviser fee	306,083
Trustees’ fees	949
Interest payable for securities sold short	91,191
Accrued expenses	428,962

Total liabilities	$119,582,721

Net Assets	$336,164,694

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 18,886,596 shares issued and outstanding	$188,866
Additional paid-in capital	353,111,691
Accumulated net realized loss	(32,293,455)
Accumulated undistributed net investment income	606,073
Net unrealized appreciation	14,551,519

Net Assets	$336,164,694

Net Asset Value

($336,164,694 ÷ 18,886,596 common shares issued and outstanding)	$17.80

*	Represents restricted cash on deposit at custodian for open financial contracts.

See Notes to Consolidated Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Consolidated Statement of Operations

Year Ended
Investment Income	October 31, 2011

Interest (net of foreign taxes, $217,027)	$22,004,659
Interest allocated from affiliated investment	12,745
Expenses allocated from affiliated investment	(1,082)

Total investment income	$22,016,322

Expenses

Investment adviser fee	$4,291,298
Trustees’ fees and expenses	11,433
Custodian fee	705,487
Transfer and dividend disbursing agent fees	19,836
Legal and accounting services	179,739
Printing and postage	110,983
Interest expense and fees	1,567,987
Interest expense on securities sold short	188,837
Miscellaneous	80,336

Total expenses	$7,155,936

Deduct —
Reduction of investment adviser fee	$666,146
Reduction of custodian fee	445

Total expense reductions	$666,591

Net expenses	$6,489,345

Net investment income	$15,526,977

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$4,771,907
Investment transactions allocated from affiliated investment	337
Futures contracts	(551,737)
Swap contracts	(631,042)
Forward commodity contracts	(484,498)
Foreign currency and forward foreign currency exchange contract transactions	(3,908,389)

Net realized loss	$(803,422)

Change in unrealized appreciation (depreciation) —
Investments (including net increase of $351,564 from precious metals)	$(8,242,076)
Securities sold short	199,749
Futures contracts	256,943
Swap contracts	2,575,603
Forward commodity contracts	(394,615)
Foreign currency and forward foreign currency exchange contracts	3,881,156

Net change in unrealized appreciation (depreciation)	$(1,723,240)

Net realized and unrealized loss	$(2,526,662)

Net increase in net assets from operations	$13,000,315

See Notes to Consolidated Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$15,526,977	$19,851,609
Net realized loss from investment transactions, futures contracts, swap contracts, written options, forward commodity contracts, and foreign currency and forward foreign currency exchange contract transactions	(803,422)	(1,431,899)
Net change in unrealized appreciation (depreciation) from investments, securities sold short, futures contracts, swap contracts, written options, forward commodity contracts, foreign currency and forward foreign currency exchange contracts	(1,723,240)	13,566,557

Net increase in net assets from operations	$13,000,315	$31,986,267

Distributions to shareholders —
From net investment income	$(21,908,451)	$(20,397,524)

Total distributions	$(21,908,451)	$(20,397,524)

Net increase (decrease) in net assets	$(8,908,136)	$11,588,743

Net Assets

At beginning of year	$345,072,830	$333,484,087

At end of year	$336,164,694	$345,072,830

Accumulated undistributed net investment income included in net assets

At end of year	$606,073	$5,229,713

See Notes to Consolidated Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Consolidated Statement of Cash Flows

Year Ended
Cash Flows From Operating Activities	October 31, 2011

Net increase in net assets from operations	$13,000,315
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(263,675,608)
Investments sold and principal repayments	290,894,447
Increase in short-term investments, excluding foreign government securities	(6,681,410)
Net amortization/accretion of premium (discount)	(3,520,303)
Amortization of structuring fee on notes payable	48,935
Decrease in restricted cash	60,000
Decrease in interest receivable	22,431
Decrease in interest receivable from affiliated investment	1,323
Increase in receivable for investments sold	(2,555,314)
Increase in receivable for variation margin on open futures contracts	(126,400)
Increase in receivable for open forward foreign currency exchange contracts	(2,176,111)
Decrease in receivable for closed forward foreign currency exchange contracts	112,969
Increase in receivable for open swap contracts	(1,930,035)
Decrease in premium paid on open swap contracts	417,880
Increase in tax reclaims receivable	(16,201)
Decrease in prepaid expenses and other assets	3,729
Decrease in payable for investments purchased	(11,855,007)
Decrease in payable for variation margin on open futures contracts	(514)
Increase in payable for open forward commodity contracts	394,615
Decrease in payable for open forward foreign currency exchange contracts	(1,695,797)
Decrease in payable for closed forward foreign currency exchange contracts	(208,007)
Decrease in payable for open swap contracts	(645,568)
Increase in premium received on open swap contracts	822
Increase in payable for securities sold short, at value	12,027,329
Increase in payable to affiliate for investment adviser fee	13,829
Decrease in payable to affiliate for Trustees’ fees	(113)
Increase in interest payable for securities sold short	91,191
Decrease in accrued expenses	(92,296)
Decrease in unfunded loan commitments	(252,485)
Net change in unrealized (appreciation) depreciation from investments	8,242,076
Net realized gain from investments	(4,772,244)

Net cash provided by operating activities	$25,128,478

Cash Flows From Financing Activities

Distributions paid, net of reinvestments	$(21,908,451)
Proceeds from notes payable	78,000,000
Repayment of notes payable	(78,000,000)

Net cash used in financing activities	$(21,908,451)

Net increase in cash*	$3,220,027

Cash at beginning of year(1)	$421,931

Cash at end of year(1)	$3,641,958

Supplemental disclosure of cash flow information:

Cash paid for interest and fees on borrowings	$1,522,564

(1)	Balance includes foreign currency, at value.
*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $4,634.

See Notes to Consolidated Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Consolidated Financial Highlights

	Year Ended October 31,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year	$18.270	$17.660	$14.970	$18.510	$18.420

Income (Loss) From Operations

Net investment income(1)	$0.822	$1.051	$1.130	$1.147	$1.129
Net realized and unrealized gain (loss)	(0.132)	0.639	2.670	(3.321)	0.381

Total income (loss) from operations	$0.690	$1.690	$3.800	$(2.174)	$1.510

Less Distributions

From net investment income	$(1.160)	$(1.080)	$(1.001)	$(1.366)	$(1.420)
Tax return of capital	—	—	(0.109)	—	—

Total distributions	$(1.160)	$(1.080)	$(1.110)	$(1.366)	$(1.420)

Net asset value — End of year	$17.800	$18.270	$17.660	$14.970	$18.510

Market value — End of year	$16.350	$17.600	$15.570	$12.620	$16.500

Total Investment Return on Net Asset Value(2)	4.35%	10.26%	28.04%	(11.57)%	8.82%

Total Investment Return on Market Value(2)	(0.51)%	20.48%	33.90%	(16.36)%	0.66%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$336,165	$345,073	$333,484	$282,735	$349,620
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	1.38%	1.27%	1.22%	1.15%	1.14%
Interest and fee expense(4)	0.51%	0.46%	0.41%	0.06%	—
Total expenses(3)	1.89%	1.73%	1.63%	1.21%	1.14%
Net investment income	4.52%	5.81%	7.17%	6.54%	6.12%
Portfolio Turnover	35%	21%	32%	31%	114%

Senior Securities:
Total notes payable outstanding (in 000’s)	$98,000	$98,000	$111,000	$70,900	$—
Asset coverage per $1,000 of notes payable(5)	$4,430	$4,521	$4,004	$4,988	$—

(1)	Computed using average common shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.
(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(4)	Interest expense relates to borrowings for the purpose of financial leverage (see Note 8) and securities sold short.
(5)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

See Notes to Consolidated Financial Statements.

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Notes to Consolidated Financial Statements

1 Significant Accounting Policies

Eaton Vance Short Duration Diversified Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of seeking capital appreciation to the extent consistent with its primary goal.

The Fund seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance EVG Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2011 were $12,593,848 or 3.7% of the Fund’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned, fixed-rate 30-year mortgage-backed securities as noted below) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Most seasoned, fixed-rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term debt obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued based on the price of the underlying futures or forward contract provided by the exchange on which the underlying instruments are traded or if unavailable, based on forward rates

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Notes to Consolidated Financial Statements — continued

provided by broker/dealers. Interest rate and cross-currency swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Withholding taxes on foreign interest have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Fund is treated as a U.S. shareholder of the Subsidiary. As a result, the Fund is required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.

At October 31, 2011, the Fund, for federal income tax purposes, had a capital loss carryforward of $29,731,156 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2013 ($2,603,915), October 31, 2014 ($1,684,823), October 31, 2016 ($17,966,463), October 31, 2017 ($738,126), October 31, 2018 ($5,165,932) and October 31, 2019 ($1,571,897). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2011.

As of October 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Notes to Consolidated Financial Statements — continued

G Unfunded Loan Commitments — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments, if any, are disclosed in the accompanying Consolidated Portfolio of Investments.

H Use of Estimates — The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, commodity or currency, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K Forward Foreign Currency Exchange and Forward Commodity Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Unrealized and realized gains and losses on forward commodity contracts, which are entered into for the purchase or sale of a specific commodity at a fixed price on a future date, are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar.

L Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

M Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

N Interest Rate Swaps — Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. Payments

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Notes to Consolidated Financial Statements — continued

received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

O Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

P Credit Default Swaps — When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 7 and 10. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

Q Repurchase Agreements — A repurchase agreement is the purchase by the Fund of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Fund typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Fund will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Fund is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction the Fund normally will have used the purchased securities to settle the short sale, the Fund will segregate liquid assets equal to the marked to market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Fund may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

R Securities Sold Short — A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. Until the security is replaced, the Fund is required to repay the lender any interest, which accrues during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Fund sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest payable on securities sold short is recorded as an expense.

S Consolidated Statement of Cash Flows — The cash amount shown in the Consolidated Statement of Cash Flows of the Fund is the amount included in the Fund’s Consolidated Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Notes to Consolidated Financial Statements — continued

2 Distributions to Shareholders

Subject to its Management Distribution Plan, the Fund intends to make monthly distributions to shareholders and to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). In its distributions, the Fund intends to include amounts attributable to the imputed interest on foreign currency exposures through long and short positions in forward currency exchange contracts (represented by the difference between the foreign currency spot rate and the foreign currency forward rate) and the imputed interest derived from certain other derivative positions. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the consolidated financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. In certain circumstances, a portion of distributions to shareholders may include a return of capital component.

The tax character of distributions declared for the years ended October 31, 2011 and October 31, 2010 was as follows:

	Year Ended October 31,

	2011	2010

Distributions declared from:
Ordinary income	$21,908,451	$20,397,524

During the year ended October 31, 2011, accumulated net realized loss was increased by $2,060,310, accumulated distributions in excess of net investment income was decreased by $1,757,834 and paid-in capital was increased by $302,476 due to differences between book and tax accounting, primarily for foreign currency gain (loss), swap contracts, mixed straddles, paydown gain (loss), investment in the Subsidiary, defaulted bond interest and premium amortization. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$3,250,672
Capital loss carryforward	$(29,731,156)
Net unrealized appreciation	$9,344,621

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Consolidated Statement of Assets and Liabilities are primarily due to wash sales, foreign currency transactions, futures contracts, swap contracts, mixed straddle amounts, premium amortization and tax accounting for straddle transactions.

3 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund and the Subsidiary. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Fund and EVM and the investment advisory agreement between the Subsidiary and EVM, the Fund and Subsidiary each pay EVM a fee at an annual rate of 0.75% of its respective average daily total leveraged assets (excluding its interest in the Subsidiary in the case of the Fund), subject to the limitation described below, and is payable monthly. Total leveraged assets as referred to herein represent net assets plus liabilities or obligations attributable to investment leverage and the notional value of long and short forward currency contracts, futures contracts and swaps held by the Fund. The notional value of a contract for purposes of calculating total leveraged assets is the stated dollar value of the underlying reference instrument at the time the derivative position is entered into and remains constant throughout the life of the derivative contract. However, the derivative contracts are marked to market daily and any unrealized appreciation or depreciation is reflected in the Fund’s net assets. When the Fund holds both long and short forward currency contracts in the same foreign currency, the offsetting positions are netted for purposes of determining total leveraged assets. When the Fund holds other long and short positions in foreign obligations denominated in the same currency, total leveraged assets are calculated by excluding the smaller of the long or short position.

The advisory agreements provide that if investment leverage exceeds 40% of the Fund’s total leveraged assets, EVM will not receive a management fee on total leveraged assets in excess of this amount. As of October 31, 2011, the Fund’s investment leverage was 49% of its total leveraged assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2011, the Fund’s investment adviser fee amounted to $4,291,298 or 0.51% of the Fund’s average daily total leveraged assets and 1.25% of the Fund’s average daily net assets. EVM also serves as administrator of the Fund, but receives no compensation.

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Notes to Consolidated Financial Statements — continued

In addition, EVM has contractually agreed to reimburse the Fund for fees and other expenses at an annual rate of 0.20% of the Fund’s average daily total leveraged assets during the first five full years of the Fund’s operations, 0.15% of the Fund’s average daily total leveraged assets in year six, 0.10% in year seven and 0.05% in year eight. The Fund concluded its first six full years of operations on February 28, 2011. Pursuant to this agreement, EVM waived $666,146 of its investment adviser fee for the year ended October 31, 2011.

During the year ended October 31, 2011, EVM reimbursed the Fund $352 for a trading error. The effect of the loss incurred and the reimbursement by EVM of such amount had no impact on total return.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns, principal repayments on Senior Loans and securities sold short, for the year ended October 31, 2011 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$121,050,004	$109,558,021
U.S. Government and Agency Securities	22,780,645	28,188,065

	$143,830,649	$137,746,086

5 Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no transactions in common shares for the years ended October 31, 2011 and October 31, 2010.

6 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$428,571,170

Gross unrealized appreciation	$16,141,395
Gross unrealized depreciation	(7,499,646)

Net unrealized appreciation	$8,641,749

7 Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward commodity contracts, forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Notes to Consolidated Financial Statements — continued

A summary of obligations under these financial instruments at October 31, 2011 is as follows:

Forward Commodity Contracts*
				Net
				Unrealized
Settlement Date	Deliver	In Exchange For	Counterparty	Depreciation

4/26/12	Gold 1,387 Troy Ounces	United States Dollar 1,991,233	Citigroup Global Markets	$(394,615)

				$(394,615)

*	Non-deliverable contract that is settled with the counterparty in cash.

Forward Foreign Currency Exchange Contracts
Sales
				Net Unrealized
				Appreciation
Settlement Date	Deliver	In Exchange For	Counterparty	(Depreciation)

11/7/11	Croatian Kuna 1,629,200	Polish Zloty 952,526	Deutsche Bank	$(1,255)
11/7/11	Japanese Yen 170,225,000	United States Dollar 2,218,320	Goldman Sachs, Inc.	40,776
11/9/11	New Taiwan Dollar 22,634,000	United States Dollar 780,482	Bank of America	24,108
11/9/11	Romanian Leu 898,000	Euro 207,366	Standard Bank	775
11/10/11	New Taiwan Dollar 11,780,000	United States Dollar 407,401	Bank of America	13,753
11/10/11	New Taiwan Dollar 12,587,000	United States Dollar 435,386	Barclays Bank PLC	14,770
11/10/11	New Taiwan Dollar 11,780,000	United States Dollar 407,401	Credit Suisse	13,753
11/16/11	South African Rand 38,346,930	United States Dollar 5,167,353	Credit Suisse	345,122
11/17/11	Croatian Kuna 2,303,668	Euro 306,869	Barclays Bank PLC	(32)
11/21/11	New Taiwan Dollar 24,754,000	United States Dollar 840,543	Citigroup Global Markets	13,621
11/21/11	New Taiwan Dollar 20,491,000	United States Dollar 695,789	Credit Suisse	11,275
11/21/11	New Taiwan Dollar 22,964,000	United States Dollar 801,005	Deutsche Bank	33,878
11/21/11	New Taiwan Dollar 24,755,000	United States Dollar 840,435	Standard Chartered Bank	13,479
11/22/11	Euro 16,821,692	United States Dollar 23,045,717	Nomura International PLC	(225,747)
11/30/11	British Pound Sterling 409,074	United States Dollar 667,803	JPMorgan Chase Bank	10,236
11/30/11	Euro 10,645,328	United States Dollar 15,399,850	Citigroup Global Markets	674,083

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Sales
				Net Unrealized
				Appreciation
Settlement Date	Deliver	In Exchange For	Counterparty	(Depreciation)

11/30/11	Indian Rupee 30,539,000	United States Dollar 615,706	Standard Chartered Bank	$(7,204)
11/30/11	New Taiwan Dollar 19,313,000	United States Dollar 637,856	Credit Suisse	(7,132)
11/30/11	New Taiwan Dollar 14,920,000	United States Dollar 517,427	Deutsche Bank	19,150
11/30/11	New Taiwan Dollar 19,313,000	United States Dollar 637,540	Goldman Sachs, Inc.	(7,448)
11/30/11	New Taiwan Dollar 15,000,000	United States Dollar 495,001	Standard Chartered Bank	(5,948)
11/30/11	New Taiwan Dollar 17,372,000	United States Dollar 573,428	Standard Chartered Bank	(6,737)
12/1/11	Malaysian Ringgit 2,239,000	United States Dollar 747,055	Citigroup Global Markets	20,424
12/1/11	Malaysian Ringgit 1,902,000	United States Dollar 634,762	Deutsche Bank	17,498
12/1/11	Malaysian Ringgit 2,239,000	United States Dollar 747,080	HSBC Bank USA	20,449
12/5/11	Euro 3,619,800	United States Dollar 5,121,854	Standard Chartered Bank	114,735
12/5/11	Euro 3,033,200	United States Dollar 4,291,978	State Street Bank and Trust Co.	96,278
12/5/11	New Taiwan Dollar 15,356,000	United States Dollar 504,882	Barclays Bank PLC	(7,997)
12/5/11	New Taiwan Dollar 17,734,000	United States Dollar 582,972	Standard Chartered Bank	(9,331)
12/8/11	Euro 940,000	United States Dollar 1,304,170	Bank of America	3,927
12/8/11	Euro 2,000,000	United States Dollar 2,782,956	Nomura International PLC	16,482
12/15/11	South African Rand 24,093,821	United States Dollar 3,245,790	Standard Bank	228,893
12/19/11	Croatian Kuna 3,021,500	Euro 401,336	Deutsche Bank	362
12/19/11	New Taiwan Dollar 14,847,000	United States Dollar 493,929	Bank of America	(2,276)
12/19/11	New Taiwan Dollar 16,698,000	United States Dollar 555,286	Bank of America	(2,782)
12/19/11	New Taiwan Dollar 16,232,000	United States Dollar 540,184	Barclays Bank PLC	(2,309)
12/19/11	New Taiwan Dollar 14,896,000	United States Dollar 495,460	Barclays Bank PLC	(2,383)
12/19/11	New Taiwan Dollar 14,847,000	United States Dollar 494,011	Standard Chartered Bank	(2,194)
12/19/11	New Taiwan Dollar 15,607,000	United States Dollar 519,005	Standard Chartered Bank	(2,600)

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Sales
				Net Unrealized
				Appreciation
Settlement Date	Deliver	In Exchange For	Counterparty	(Depreciation)

12/22/11	South African Rand 11,284,418	United States Dollar 1,456,674	Goldman Sachs, Inc.	$45,147
12/30/11	British Pound Sterling 385,840	United States Dollar 600,886	Goldman Sachs, Inc.	(19,122)
12/30/11	South African Rand 1,478,933	United States Dollar 189,500	Standard Chartered Bank	4,722
1/6/12	Malaysian Ringgit 1,593,000	United States Dollar 518,774	Nomura International PLC	2,539
1/6/12	Malaysian Ringgit 1,407,000	United States Dollar 458,202	Standard Chartered Bank	2,242
1/17/12	Israeli Shekel 9,111,651	United States Dollar 2,458,290	JPMorgan Chase Bank	(49,555)
1/20/12	Sri Lankan Rupee 91,000,000	United States Dollar 808,530	Standard Chartered Bank	(6,068)
1/23/12	Croatian Kuna 2,415,000	Euro 319,698	Barclays Bank PLC	652
1/30/12	Russian Ruble 19,905,000	United States Dollar 648,129	Barclays Bank PLC	1,114
1/30/12	Russian Ruble 5,714,000	United States Dollar 185,866	Citigroup Global Markets	132
1/30/12	Russian Ruble 4,381,000	United States Dollar 142,564	Standard Chartered Bank	159
1/31/12	British Pound Sterling 406,705	United States Dollar 654,450	JPMorgan Chase Bank	1,137
3/9/12	Sri Lankan Rupee 30,490,000	United States Dollar 271,263	Standard Chartered Bank	362
3/16/12	Sri Lankan Rupee 36,270,000	United States Dollar 320,690	Standard Chartered Bank	(1,233)
3/23/12	Sri Lankan Rupee 67,120,000	United States Dollar 595,299	HSBC Bank USA	176
3/26/12	Croatian Kuna 2,460,700	Euro 323,589	Deutsche Bank	463
4/3/12	Brazilian Real 1,607,000	United States Dollar 954,843	Deutsche Bank	46,830
4/3/12	Brazilian Real 1,607,000	United States Dollar 955,410	Nomura International PLC	47,398
4/3/12	Brazilian Real 886,600	United States Dollar 534,257	Standard Bank	33,297
4/3/12	Brazilian Real 1,990,000	United States Dollar 1,185,936	Standard Chartered Bank	61,515
4/25/12	Croatian Kuna 3,811,000	Euro 500,263	Deutsche Bank	1,458
4/27/12	Russian Ruble 6,095,000	United States Dollar 195,760	Barclays Bank PLC	316
4/27/12	Russian Ruble 11,235,000	United States Dollar 360,848	Credit Suisse	583

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Sales
				Net Unrealized
				Appreciation
Settlement Date	Deliver	In Exchange For	Counterparty	(Depreciation)

4/27/12	Russian Ruble 12,670,000	United States Dollar 406,854	Standard Chartered Bank	$574
4/27/12	Sri Lankan Rupee 61,000,000	United States Dollar 538,869	Standard Chartered Bank	792
5/11/12	Sri Lankan Rupee 200,370,000	United States Dollar 1,777,906	Standard Chartered Bank	13,009
5/30/12	Croatian Kuna 1,166,000	Euro 152,339	Credit Suisse	119
7/13/12	Sri Lankan Rupee 230,890,000	United States Dollar 2,048,713	Standard Chartered Bank	25,060
7/30/12	Russian Ruble 6,014,000	United States Dollar 190,467	Citigroup Global Markets	332
7/30/12	Russian Ruble 10,695,000	United States Dollar 338,717	Credit Suisse	590
7/30/12	Russian Ruble 13,291,000	United States Dollar 420,964	Nomura International PLC	764
10/29/12	Russian Ruble 11,310,000	United States Dollar 353,189	Deutsche Bank	417
10/29/12	Russian Ruble 13,033,000	United States Dollar 406,900	HSBC Bank USA	386
10/29/12	Russian Ruble 5,657,000	United States Dollar 176,616	Standard Chartered Bank	167

				$1,670,926

Purchases
				Net Unrealized
				Appreciation
Settlement Date	In Exchange For	Deliver	Counterparty	(Depreciation)

11/1/11	New Turkish Lira 3,408,300	United States Dollar 1,950,761	BNP Paribas SA	$(23,426)
11/1/11	Uganda Schilling 421,341,000	United States Dollar 160,611	Citigroup Global Markets	2,383
11/1/11	Uganda Schilling 162,754,200	United States Dollar 62,215	Standard Chartered Bank	746
11/2/11	New Turkish Lira 952,500	United States Dollar 541,894	Credit Suisse	(3,392)
11/3/11	Swedish Krona 4,145,000	Euro 453,551	Nomura International PLC	8,379
11/3/11	Swedish Krona 6,303,400	Euro 681,773	Standard Chartered Bank	23,746
11/7/11	Polish Zloty 484,872	Euro 109,772	Bank of America	493

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Purchases
				Net Unrealized
				Appreciation
Settlement Date	In Exchange For	Deliver	Counterparty	(Depreciation)

11/8/11	Indonesian Rupiah 4,450,870,000	United States Dollar 522,709	Bank of America	$(20,150)
11/8/11	Indonesian Rupiah 4,009,087,000	United States Dollar 470,605	Barclays Bank PLC	(17,929)
11/8/11	Indonesian Rupiah 4,009,087,000	United States Dollar 470,688	BNP Paribas SA	(18,011)
11/8/11	Indonesian Rupiah 4,454,086,000	United States Dollar 523,087	Citigroup Global Markets	(20,164)
11/8/11	Indonesian Rupiah 4,450,870,000	United States Dollar 522,709	Credit Suisse	(20,150)
11/9/11	Singapore Dollar 2,630,000	United States Dollar 2,177,873	Goldman Sachs, Inc.	(81,926)
11/14/11	Malaysian Ringgit 6,852,000	United States Dollar 2,167,531	Credit Suisse	61,834
11/14/11	Malaysian Ringgit 6,862,000	United States Dollar 2,170,695	State Street Bank and Trust Co.	61,925
11/14/11	South Korean Won 470,000,000	United States Dollar 425,802	Credit Suisse	(2,881)
11/14/11	South Korean Won 434,000,000	United States Dollar 367,066	Credit Suisse	23,461
11/14/11	South Korean Won 434,000,000	United States Dollar 367,066	Standard Chartered Bank	23,461
11/14/11	South Korean Won 430,000,000	United States Dollar 363,698	State Street Bank and Trust Co.	23,229
11/15/11	Indonesian Rupiah 445,000,000	United States Dollar 51,672	Citigroup Global Markets	(1,452)
11/15/11	Indonesian Rupiah 2,124,076,000	United States Dollar 247,302	Credit Suisse	(7,590)
11/15/11	Indonesian Rupiah 200,000,000	United States Dollar 23,253	Deutsche Bank	(682)
11/15/11	Indonesian Rupiah 2,385,924,000	United States Dollar 277,853	Nomura International PLC	(8,590)
11/15/11	South Korean Won 515,003,000	United States Dollar 439,873	BNP Paribas SA	23,434
11/15/11	South Korean Won 555,857,000	United States Dollar 475,608	Goldman Sachs, Inc.	24,453
11/15/11	South Korean Won 514,709,000	United States Dollar 439,528	HSBC Bank USA	23,515
11/15/11	South Korean Won 629,431,000	United States Dollar 537,585	Standard Chartered Bank	28,664
11/17/11	Hong Kong Dollar 60,538,000	United States Dollar 7,783,935	Standard Chartered Bank	9,144
11/17/11	Yuan Renminbi 3,876,000	United States Dollar 602,331	Barclays Bank PLC	3,637
11/21/11	Indian Rupee 145,080,000	United States Dollar 2,882,174	Bank of America	83,494

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Purchases
				Net Unrealized
				Appreciation
Settlement Date	In Exchange For	Deliver	Counterparty	(Depreciation)

11/21/11	Polish Zloty 3,602,931	Euro 836,131	Standard Chartered Bank	$(26,242)
11/21/11	Swedish Krona 30,990,000	Euro 3,382,578	Nomura International PLC	70,506
11/23/11	Euro 5,909,446	United States Dollar 8,199,534	Nomura International PLC	(24,371)
11/25/11	Indonesian Rupiah 7,265,000,000	United States Dollar 817,670	BNP Paribas SA	1,618
11/25/11	Indonesian Rupiah 7,044,000,000	United States Dollar 792,351	Citigroup Global Markets	2,015
11/25/11	Indonesian Rupiah 7,222,000,000	United States Dollar 812,831	Credit Suisse	1,609
11/25/11	Indonesian Rupiah 7,222,000,000	United States Dollar 812,831	Standard Chartered Bank	1,609
11/28/11	Yuan Renminbi 3,863,930	United States Dollar 595,000	Barclays Bank PLC	13,140
11/28/11	Yuan Renminbi 3,865,418	United States Dollar 595,000	JPMorgan Chase Bank	13,374
11/28/11	Yuan Renminbi 7,729,050	United States Dollar 1,190,000	Standard Chartered Bank	26,467
11/30/11	British Pound Sterling 115,275	United States Dollar 181,273	Deutsche Bank	4,027
11/30/11	Euro 536,952	United States Dollar 760,477	JPMorgan Chase Bank	(17,706)
11/30/11	Euro 3,305,145	United States Dollar 4,508,932	State Street Bank and Trust Co.	63,102
11/30/11	Indian Rupee 11,422,000	United States Dollar 228,761	BNP Paribas SA	4,216
11/30/11	Indian Rupee 10,219,000	United States Dollar 204,626	Citigroup Global Markets	3,813
11/30/11	Indian Rupee 12,158,000	United States Dollar 243,453	Goldman Sachs, Inc.	4,536
11/30/11	New Taiwan Dollar 33,428,000	United States Dollar 1,120,993	Nomura International PLC	(4,612)
11/30/11	Norwegian Krone 15,407,300	Euro 2,000,623	Nomura International PLC	(4,794)
12/1/11	Norwegian Krone 1,745,000	Euro 226,978	Credit Suisse	(1,097)
12/1/11	South Korean Won 1,986,300,000	United States Dollar 1,753,056	Credit Suisse	27,198
12/1/11	South Korean Won 1,986,300,000	United States Dollar 1,754,140	Goldman Sachs, Inc.	26,114
12/1/11	South Korean Won 1,647,600,000	United States Dollar 1,455,027	Nomura International PLC	21,661
12/7/11	Philippine Peso 20,770,000	United States Dollar 492,565	Deutsche Bank	(4,477)

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Purchases
				Net Unrealized
				Appreciation
Settlement Date	In Exchange For	Deliver	Counterparty	(Depreciation)

12/8/11	Mexican Peso 69,998,872	United States Dollar 5,311,193	Standard Chartered Bank	$(75,788)
12/12/11	Singapore Dollar 2,687,000	United States Dollar 2,126,969	Standard Chartered Bank	14,412
12/13/11	Indian Rupee 28,065,000	United States Dollar 567,562	Goldman Sachs, Inc.	3,648
12/13/11	Indian Rupee 37,319,000	United States Dollar 754,631	Nomura International PLC	4,927
12/13/11	Indian Rupee 36,722,000	United States Dollar 742,860	State Street Bank and Trust Co.	4,548
12/22/11	Indonesian Rupiah 325,849,000	United States Dollar 36,085	Bank of America	552
12/22/11	Indonesian Rupiah 353,151,000	United States Dollar 39,109	Barclays Bank PLC	599
12/22/11	Indonesian Rupiah 331,000,000	United States Dollar 36,851	Citigroup Global Markets	365
12/22/11	Indonesian Rupiah 2,434,000,000	United States Dollar 263,677	HSBC Bank USA	9,995
12/30/11	New Turkish Lira 246,000	South African Rand 1,078,956	Credit Suisse	2,493
1/12/12	Ghanaian Cedi 1,067,600	United States Dollar 654,167	Standard Bank	2,430
1/30/12	Yuan Renminbi 3,560,000	United States Dollar 551,271	Bank of America	8,332
1/30/12	Yuan Renminbi 12,255,100	United States Dollar 1,899,927	Barclays Bank PLC	26,476
4/25/12	Zambian Kwacha 472,666,210	United States Dollar 87,856	Standard Bank	1,948
4/26/12	Uganda Schilling 772,052,000	United States Dollar 253,132	Barclays Bank PLC	22,135
4/26/12	Uganda Schilling 454,981,000	United States Dollar 148,930	Citigroup Global Markets	13,289
5/29/12	Yuan Renminbi 15,676,465	United States Dollar 2,452,206	JPMorgan Chase Bank	10,096
6/4/12	Yuan Renminbi 4,540,000	United States Dollar 709,264	Barclays Bank PLC	85
6/15/12	Yuan Renminbi 30,114,000	United States Dollar 4,680,448	Barclays Bank PLC	24,761
10/29/12	Uganda Schilling 454,244,000	United States Dollar 145,614	Citigroup Global Markets	(874)
10/29/12	Uganda Schilling 457,198,000	United States Dollar 144,886	Standard Chartered Bank	795
10/31/12	Uganda Schilling 250,079,000	United States Dollar 80,879	Standard Bank	(1,324)

				$475,261

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Notes to Consolidated Financial Statements — continued

Futures Contracts
					Net Unrealized
			Aggregate		Appreciation
Expiration Month/Year	Contracts	Position	Cost	Value	(Depreciation)

12/11	28 Euro-Bobl	Long	$4,731,104	$4,739,892	$8,788
12/11	16 Euro-Bobl	Short	(2,704,082)	(2,708,510)	(4,428)
12/11	42 Euro-Bund	Long	7,917,797	7,872,894	(44,903)
12/11	18 Euro-Buxl	Long	2,969,441	2,999,253	29,812
12/11	4 Japan 10-Year Bond	Short	(7,304,681)	(7,268,355)	36,326
12/11	47 U.S. 5-Year Treasury Note	Short	(5,750,891)	(5,762,641)	(11,750)
1/12	22 Platinum	Long	1,715,435	1,768,360	52,925

					$66,770

Euro-Bobl: Medium-term debt securities issued by the Federal Republic of Germany with a term to maturity of 4.5 to 5 years.

Euro-Bund: Long-term debt securities issued by the Federal Republic of Germany with a term to maturity of 8.5 to 10.5 years.

Euro-Buxl: Long-term debt securities issued by the Federal Republic of Germany with a term to maturity of 24 to 35 years.

Japan 10-Year Bond: Japanese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years.

Interest Rate Swaps
	Notional	Fund				Net Unrealized
	Amount	Pays/Receives	Floating	Annual	Termination	Appreciation
Counterparty	(000’s omitted)	Floating Rate	Rate Index	Fixed Rate	Date	(Depreciation)

Bank of America	ILS 2,650	Receives	3-month ILS TELBOR	4.20%	11/19/14	$(51,026)
Bank of America	ILS 2,600	Receives	3-month ILS TELBOR	4.54	1/6/15	(58,900)
Bank of America	ZAR 5,852	Receives	3-month ZAR JIBAR	6.86	11/17/15	(16,784)
Bank of America	ZAR 6,082	Receives	3-month ZAR JIBAR	7.18	12/15/15	(25,423)
Bank of America	ZAR 2,773	Receives	3-month ZAR JIBAR	7.26	11/16/20	2,872
Bank of America	ZAR 5,850	Receives	3-month ZAR JIBAR	7.42	11/17/20	(2,014)
Bank of America	ZAR 4,072	Receives	3-month ZAR JIBAR	7.31	11/19/20	2,728
Barclays Bank PLC	ILS 1,311	Receives	3-month ILS TELBOR	5.15	3/5/20	(33,449)
Barclays Bank PLC	ILS 1,334	Receives	3-month ILS TELBOR	5.16	3/8/20	(34,249)
Citigroup Global Markets	ZAR 2,659	Receives	3-month ZAR JIBAR	7.29	11/19/20	2,243
Deutsche Bank	ZAR 2,073	Receives	3-month ZAR JIBAR	6.71	11/19/15	(4,357)
Deutsche Bank	ZAR 3,825	Receives	3-month ZAR JIBAR	7.26	11/16/20	3,961
Deutsche Bank	ZAR 2,467	Receives	3-month ZAR JIBAR	7.27	11/19/20	2,510

						$(211,888)

ILS - Israeli Shekel
ZAR - South African Rand

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Sell Protection
						Current
						Market		Upfront
		Notional	Contract			Annual		Payments	Net
		Amount*	Annual		Termination	Fixed	Market	Received	Unrealized
Reference Entity	Counterparty	(000’s omitted)	Fixed Rate**		Date	Rate***	Value	(Paid)	Depreciation

Argentina	Bank of America	$430	5.00	%(1)	6/20/13	7.01%	$(10,861)	$(4,637)	$(15,498)
Argentina	Bank of America	437	5.00	(1)	6/20/13	7.01	(11,055)	(6,227)	(17,282)
Argentina	Bank of America	442	5.00	(1)	6/20/13	7.01	(11,160)	(6,492)	(17,652)
Argentina	Bank of America	859	5.00	(1)	6/20/13	7.01	(21,719)	(9,007)	(30,726)
Argentina	Bank of America	2,608	5.00	(1)	6/20/13	7.01	(65,919)	(11,984)	(77,903)
Argentina	Credit Suisse	435	5.00	(1)	6/20/13	7.01	(10,994)	(2,000)	(12,994)
Argentina	Credit Suisse	384	5.00	(1)	6/20/13	7.01	(9,706)	(4,155)	(13,861)
Argentina	Credit Suisse	446	5.00	(1)	6/20/13	7.01	(11,273)	(3,426)	(14,699)
Argentina	Credit Suisse	442	5.00	(1)	6/20/13	7.01	(11,172)	(4,783)	(15,955)
Argentina	Deutsche Bank	279	5.00	(1)	6/20/13	7.01	(7,057)	(3,020)	(10,077)
Argentina	Deutsche Bank	440	5.00	(1)	6/20/13	7.01	(11,121)	(4,428)	(15,549)
Argentina	Deutsche Bank	442	5.00	(1)	6/20/13	7.01	(11,172)	(4,783)	(15,955)
Argentina	Deutsche Bank	442	5.00	(1)	6/20/13	7.01	(11,160)	(6,492)	(17,652)
Iceland	JPMorgan Chase Bank	2,600	1.75		3/20/18	2.94	(160,515)	—	(160,515)
Iceland	JPMorgan Chase Bank	1,000	2.10		3/20/23	2.94	(63,719)	—	(63,719)
Iceland	JPMorgan Chase Bank	1,000	2.45		3/20/23	2.94	(35,665)	—	(35,665)
South Africa	Bank of America	55	1.00	(1)	12/20/15	1.43	(884)	387	(497)
South Africa	Bank of America	200	1.00	(1)	12/20/15	1.43	(3,207)	1,334	(1,873)
South Africa	Barclays Bank PLC	80	1.00	(1)	12/20/15	1.43	(1,283)	621	(662)
South Africa	Barclays Bank PLC	145	1.00	(1)	12/20/15	1.43	(2,325)	1,135	(1,190)
South Africa	Credit Suisse	85	1.00	(1)	12/20/15	1.43	(1,363)	725	(638)
South Africa	Credit Suisse	200	1.00	(1)	12/20/15	1.43	(3,207)	1,568	(1,639)
South Africa	Deutsche Bank	155	1.00	(1)	12/20/15	1.43	(2,485)	1,214	(1,271)
South Africa	Goldman Sachs, Inc.	90	1.00	(1)	12/20/15	1.43	(1,443)	768	(675)
South Africa	Goldman Sachs, Inc.	205	1.00	(1)	12/20/15	1.43	(3,287)	1,685	(1,602)

							$(483,752)	$(61,997)	$(545,749)

Credit Default Swaps — Buy Protection
							Upfront
		Notional	Contract				Payments	Net Unrealized
		Amount	Annual		Termination	Market	Received	Appreciation
Reference Entity	Counterparty	(000’s omitted)	Fixed Rate**		Date	Value	(Paid)	(Depreciation)

Austria	Barclays Bank PLC	$2,200	0.44%		12/20/13	$16,651	$—	$16,651
Austria	Barclays Bank PLC	1,000	1.42		3/20/14	(14,759)	—	(14,759)
Brazil	Bank of America	1,000	1.00	(1)	6/20/20	42,813	(31,659)	11,154
Brazil	Bank of America	625	1.00	(1)	6/20/20	26,763	(24,974)	1,789
Brazil	Bank of America	680	1.00	(1)	12/20/20	31,544	(23,156)	8,388
Brazil	Bank of America	300	1.00	(1)	12/20/20	13,917	(9,993)	3,924
Brazil	Bank of America	100	1.00	(1)	12/20/20	4,640	(3,187)	1,453
Brazil	Barclays Bank PLC	2,300	1.65		9/20/19	(21,188)	—	(21,188)
Brazil	Barclays Bank PLC	630	1.00	(1)	12/20/20	29,225	(21,954)	7,271
Brazil	Citigroup Global Markets	100	1.00	(1)	12/20/20	4,639	(3,224)	1,415

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
							Upfront
		Notional	Contract				Payments	Net Unrealized
		Amount	Annual		Termination	Market	Received	Appreciation
Reference Entity	Counterparty	(000’s omitted)	Fixed Rate**		Date	Value	(Paid)	(Depreciation)

Brazil	Credit Suisse	$775	1.00	%(1)	6/20/20	$33,186	$(36,594)	$(3,408)
Brazil	Deutsche Bank	170	1.00	(1)	12/20/20	7,885	(6,113)	1,772
Brazil	HSBC Bank USA	775	1.00	(1)	6/20/20	33,186	(35,067)	(1,881)
Brazil	HSBC Bank USA	130	1.00	(1)	12/20/20	6,030	(4,191)	1,839
Brazil	Standard Chartered Bank	130	1.00	(1)	12/20/20	6,030	(4,191)	1,839
China	Barclays Bank PLC	863	1.00	(1)	12/20/16	11,041	(18,783)	(7,742)
China	Credit Suisse	500	1.00	(1)	12/20/16	6,399	(10,766)	(4,367)
China	Deutshe Bank	316	1.00	(1)	12/20/16	4,044	(6,063)	(2,019)
China	Deutshe Bank	369	1.00	(1)	12/20/16	4,722	(8,032)	(3,310)
Colombia	Bank of America	410	1.00	(1)	9/20/21	21,618	(18,205)	3,413
Colombia	Goldman Sachs, Inc.	310	1.00	(1)	9/20/21	16,345	(13,523)	2,822
Colombia	HSBC Bank USA	900	1.00	(1)	9/20/21	47,453	(38,381)	9,072
Colombia	Morgan Stanley	460	1.00	(1)	9/20/21	24,253	(20,425)	3,828
Egypt	Bank of America	350	1.00	(1)	6/20/15	32,910	(15,776)	17,134
Egypt	Bank of America	1,400	1.00	(1)	9/20/15	142,169	(52,113)	90,056
Egypt	Barclays Bank PLC	105	1.00	(1)	6/20/15	9,872	(3,111)	6,761
Egypt	Citigroup Global Markets	300	1.00	(1)	6/20/20	66,258	(28,726)	37,532
Egypt	Citigroup Global Markets	300	1.00	(1)	6/20/20	66,258	(30,175)	36,083
Egypt	Deutsche Bank	300	1.00	(1)	6/20/15	28,208	(13,781)	14,427
Egypt	Deutsche Bank	200	1.00	(1)	6/20/15	18,806	(8,896)	9,910
Egypt	Deutsche Bank	350	1.00	(1)	6/20/20	77,301	(33,673)	43,628
Egypt	Deutsche Bank	300	1.00	(1)	6/20/20	66,257	(25,542)	40,715
Egypt	Deutsche Bank	300	1.00	(1)	6/20/20	66,258	(28,902)	37,356
Egypt	JPMorgan Chase Bank	350	1.00	(1)	6/20/15	32,910	(15,776)	17,134
Guatemala	Citigroup Global Markets	1,286	1.00	(1)	9/20/20	109,689	(87,774)	21,915
Italy	Credit Suisse	6,800	0.20		12/20/16	1,190,711	—	1,190,711
Lebanon	Barclays Bank PLC	500	1.00	(1)	12/20/14	38,691	(24,149)	14,542
Lebanon	Barclays Bank PLC	300	1.00	(1)	3/20/15	25,452	(14,338)	11,114
Lebanon	Barclays Bank PLC	100	1.00	(1)	3/20/15	8,484	(4,865)	3,619
Lebanon	Barclays Bank PLC	100	1.00	(1)	3/20/15	8,485	(5,565)	2,920
Lebanon	Citigroup Global Markets	1,200	3.30		9/20/14	6,348	—	6,348
Lebanon	Citigroup Global Markets	1,000	1.00	(1)	12/20/14	77,381	(49,026)	28,355
Lebanon	Citigroup Global Markets	500	1.00	(1)	12/20/14	38,691	(24,149)	14,542
Lebanon	Citigroup Global Markets	350	1.00	(1)	12/20/14	27,085	(16,565)	10,520
Lebanon	Citigroup Global Markets	300	1.00	(1)	3/20/15	25,452	(12,773)	12,679
Lebanon	Credit Suisse	800	1.00	(1)	3/20/15	67,872	(38,214)	29,658
Lebanon	Credit Suisse	200	1.00	(1)	3/20/15	16,968	(9,609)	7,359
Lebanon	Credit Suisse	100	1.00	(1)	6/20/15	9,231	(4,805)	4,426
Lebanon	Deutsche Bank	200	1.00	(1)	3/20/15	16,968	(8,870)	8,098
Lebanon	Deutsche Bank	100	1.00	(1)	6/20/15	9,231	(4,805)	4,426
Philippines	Barclays Bank PLC	1,100	1.85		12/20/14	(25,448)	—	(25,448)
Philippines	Barclays Bank PLC	655	1.00	(1)	3/20/15	4,524	(12,884)	(8,360)
Philippines	Citigroup Global Markets	800	1.84		12/20/14	(18,251)	—	(18,251)
Philippines	JPMorgan Chase Bank	656	1.00	(1)	3/20/15	4,531	(12,905)	(8,374)

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
							Upfront
		Notional	Contract				Payments	Net Unrealized
		Amount	Annual		Termination	Market	Received	Appreciation
Reference Entity	Counterparty	(000’s omitted)	Fixed Rate**		Date	Value	(Paid)	(Depreciation)

South Africa	Bank of America	$1,200	1.00	%(1)	12/20/19	$67,001	$(45,294)	$21,707
South Africa	Bank of America	200	1.00	(1)	12/20/20	12,959	(7,040)	5,919
South Africa	Bank of America	55	1.00	(1)	12/20/20	3,564	(2,124)	1,440
South Africa	Barclays Bank PLC	1,200	1.00	(1)	12/20/19	67,005	(52,359)	14,646
South Africa	Barclays Bank PLC	500	1.00	(1)	3/20/20	29,060	(16,753)	12,307
South Africa	Barclays Bank PLC	145	1.00	(1)	12/20/20	9,395	(5,085)	4,310
South Africa	Barclays Bank PLC	80	1.00	(1)	12/20/20	5,184	(2,974)	2,210
South Africa	Citigroup Global Markets	655	1.00	(1)	12/20/19	36,573	(32,492)	4,081
South Africa	Citigroup Global Markets	400	1.00	(1)	3/20/20	23,247	(21,589)	1,658
South Africa	Citigroup Global Markets	200	1.00	(1)	3/20/20	11,623	(10,458)	1,165
South Africa	Credit Suisse	400	1.00	(1)	3/20/20	23,247	(14,698)	8,549
South Africa	Credit Suisse	200	1.00	(1)	3/20/20	11,623	(8,940)	2,683
South Africa	Credit Suisse	200	1.00	(1)	12/20/20	12,959	(7,485)	5,474
South Africa	Credit Suisse	85	1.00	(1)	12/20/20	5,506	(3,342)	2,164
South Africa	Deutsche Bank	155	1.00	(1)	12/20/20	10,041	(5,664)	4,377
South Africa	Goldman Sachs, Inc.	205	1.00	(1)	12/20/20	13,281	(7,643)	5,638
South Africa	Goldman Sachs, Inc.	90	1.00	(1)	12/20/20	5,831	(3,410)	2,421
South Africa	JPMorgan Chase Bank	600	1.00	(1)	12/20/19	33,503	(31,037)	2,466
South Africa	JPMorgan Chase Bank	310	1.00	(1)	12/20/19	17,309	(19,245)	(1,936)
South Africa	JPMorgan Chase Bank	400	1.00	(1)	3/20/20	23,247	(14,956)	8,291
South Africa	JPMorgan Chase Bank	300	1.00	(1)	3/20/20	17,436	(10,830)	6,606
South Africa	JPMorgan Chase Bank	200	1.00	(1)	3/20/20	11,624	(10,334)	1,290
Spain	Barclays Bank PLC	300	1.00	(1)	3/20/20	43,598	(3,020)	40,578
Spain	Barclays Bank PLC	1,080	1.00	(1)	12/20/20	165,055	(102,342)	62,713
Spain	Citigroup Global Markets	1,200	1.00	(1)	3/20/20	174,393	(56,807)	117,586
Spain	Citigroup Global Markets	800	1.00	(1)	3/20/20	116,262	(18,390)	97,872
Spain	Deutsche Bank	1,200	1.00	(1)	3/20/20	174,393	(56,807)	117,586
Spain	Deutsche Bank	500	1.00	(1)	3/20/20	72,664	(10,854)	61,810
Spain	Deutsche Bank	500	1.00	(1)	6/20/20	73,946	(30,591)	43,355
Spain	Deutsche Bank	845	1.00	(1)	12/20/20	129,140	(80,073)	49,067
Thailand	Barclays Bank PLC	1,900	0.97		9/20/19	103,661	—	103,661
Thailand	Citigroup Global Markets	1,600	0.86		12/20/14	15,208	—	15,208
Thailand	Citigroup Global Markets	900	0.95		9/20/19	50,360	—	50,360
Thailand	JPMorgan Chase Bank	800	0.87		12/20/14	7,350	—	7,350
Uruguay	Citigroup Global Markets	300	1.00	(1)	6/20/20	17,548	(19,774)	(2,226)
Uruguay	Deutsche Bank	600	1.00	(1)	6/20/20	35,098	(38,622)	(3,524)
Banco de Sabadell, S.A.	JPMorgan Chase Bank	470	3.00	(1)	3/20/15	116,422	(2,081)	114,341
Citibank Corp.	Bank of America	683	1.00	(1)	9/20/20	50,915	(38,410)	12,505
Citibank Corp.	JPMorgan Chase Bank	683	1.00	(1)	9/20/20	50,916	(40,655)	10,261
Erste Group Bank AG	Barclays Bank PLC	470	1.00	(1)	3/20/15	51,942	(22,575)	29,367
ING Verzekeringen N.V.	JPMorgan Chase Bank	470	1.00	(1)	3/20/15	30,168	(10,154)	20,014
OAO Gazprom	Bank of America	700	1.00	(1)	6/20/20	95,815	(83,331)	12,484
OAO Gazprom	Deutsche Bank	200	1.00	(1)	9/20/20	28,136	(21,950)	6,186
Rabobank Nederland N.V.	JPMorgan Chase Bank	470	1.00	(1)	3/20/15	8,694	(296)	8,398

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
							Upfront
		Notional	Contract				Payments	Net Unrealized
		Amount	Annual		Termination	Market	Received	Appreciation
Reference Entity	Counterparty	(000’s omitted)	Fixed Rate**		Date	Value	(Paid)	(Depreciation)

Raiffeisen Zentralbank	Barclays Bank PLC	$470	1.00	%(1)	3/20/15	$46,561	$(30,478)	$16,083
iTraxx Europe Senior Financials 5-Year Index	Goldman Sachs, Inc.	EUR 1,260	1.00	(1)	12/20/16	100,490	(147,471)	(46,981)
iTraxx Europe Subordinated Financials 5-Year Index	Goldman Sachs, Inc.	EUR 840	5.00	(1)	12/20/16	(49,654)	(4,862)	(54,516)

						$4,766,038	$(2,079,543)	$2,686,495

*	If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2011, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $13,901,000.
**	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.
***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.
(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

EUR - Euro

Cross-Currency Swaps
	Notional	Notional
	Amount on	Amount on
	Fixed Rate	Floating Rate
	(Currency	(Currency				Net
	Received)	Delivered)			Termination	Unrealized
Counterparty	(000’s omitted)	(000’s omitted)	Floating Rate	Fixed Rate	Date	Appreciation

Citigroup Global Markets	TRY 1,163	$729	3 Month USD-LIBOR-BBA	8.23%	2/25/21	$2,655
Credit Suisse	TRY 512	288	3 Month USD-LIBOR-BBA	6.90	8/18/21	5,960
Deutsche Bank	TRY 4,266	2,680	3 Month USD-LIBOR-BBA	8.20	2/24/21	7,483
Deutsche Bank	TRY 679	381	3 Month USD-LIBOR-BBA	7.00	8/18/21	4,978

						$21,076

TRY - New Turkish Lira

The Fund pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

At October 31, 2011, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Notes to Consolidated Financial Statements — continued

In the normal course of pursuing its investment objectives and its use of derivatives, the Fund is subject to the following risks:

Commodity Risk: The Fund invests in commodities-linked derivative investments, including commodity futures contracts and options thereon and forward commodity contracts, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative investments are used to enhance return.

Credit Risk: The Fund enters into credit default swap contracts to manage its credit risk, to gain a particular exposure to a credit risk, or to enhance return.

Foreign Exchange Risk: The Fund engages in forward foreign currency exchange contracts, currency options and cross-currency swaps to enhance return or to hedge against fluctuations in currency exchange rates. It also enters into forward foreign currency exchange contracts to hedge the currency risks of investments it anticipates purchasing and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Fund utilizes various interest rate derivatives including futures, interest rate swaps, and cross-currency swaps to enhance return, to change the overall duration of the portfolio, or to hedge against fluctuations in securities prices due to interest rates.

The Fund enters into swap contracts, over-the-counter options, forward commodity contracts and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2011, the fair value of derivatives with credit-related contingent features in a net liability position was $2,166,105. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $3,380,789 at October 31, 2011.

The non-exchange traded derivatives in which the Fund invests, including swap contracts, over-the-counter options, forward commodity contracts and forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2011, the maximum amount of loss the Fund would incur due to counterparty risk was $6,146,912, with the highest amount from any one counterparty being $1,764,701. Such maximum amount would be reduced by any unamortized upfront payments received by the Fund. Such amount would be increased by any unamortized upfront payments made by the Fund. To mitigate this risk, the Fund has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Fund or the counterparty. At October 31, 2011, the maximum amount of loss the Fund would incur due to counterparty risk would be reduced by approximately $1,934,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Fund if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2011 was as follows:

	Fair Value
		Foreign	Interest
Consolidated Statement of Assets and Liabilities Caption	Credit	Exchange	Rate	Commodity

Securities of unaffiliated issuers, at value	$—	$118,075	$—	$1,400
Net unrealized appreciation*	—	—	74,926	52,925
Receivable for open forward foreign currency exchange contracts	—	2,903,168	—	—
Receivable for open swap contracts; Premium paid/received on open swap contracts	4,895,338	—	35,390	—

Total Asset Derivatives	$4,895,338	$3,021,243	$110,316	$54,325

Net unrealized appreciation*	$—	$—	$(61,081)	$—
Payable for open forward commodity contracts	—	—	—	(394,615)
Payable for open forward foreign currency exchange contracts	—	(756,981)	—	—
Payable for open swap contracts; Premium paid/received on open swap contracts	(613,052)	—	(226,202)	—

Total Liability Derivatives	$(613,052)	$(756,981)	$(287,283)	$(394,615)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Notes to Consolidated Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2011 was as follows:

		Foreign	Interest
Consolidated Statement of Operations Caption	Credit	Exchange	Rate	Commodity

Net realized gain (loss) —
Futures contracts	$—	$—	$328,281	$(880,018)
Swap contracts	(582,311)	—	(48,731)	—
Forward commodity contracts	—	—	—	(484,498)
Foreign currency and forward foreign currency exchange contract transactions	—	(3,284,516)	—	—

Total	$(582,311)	$(3,284,516)	$279,550	$(1,364,516)

Change in unrealized appreciation (depreciation) —
Investments	$—	$(211,799)	$—	$(33,350)
Futures contracts	—	—	204,018	52,925
Swap contracts	2,627,931	—	(52,328)	—
Forward commodity contracts	—	—	—	(394,615)
Foreign currency and forward foreign currency exchange contracts	—	3,871,908	—	—

Total	$2,627,931	$3,660,109	$151,690	$(375,040)

The average notional amounts of futures contracts, forward commodity contracts, forward foreign currency exchange contracts and swap contracts outstanding during the year ended October 31, 2011, which are indicative of the volume of these derivative types, were approximately $23,809,000, $2,425,000, $231,627,000 and $209,851,000, respectively.

The average principal amount of purchased currency options contracts and average number of purchased commodity options contracts outstanding during the year ended October 31, 2011, which are indicative of the volume of these derivative types, were approximately $16,535,000 and 5 contracts, respectively.

8 Credit Agreement

The Fund has entered into a Credit Agreement (the Agreement) with a bank to borrow up to a limit of $150 million ($125 million prior to February 4, 2011) pursuant to a 364-day revolving line of credit. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, the Fund pays a commitment fee of 0.15% on the borrowing limit. Included in interest expense is $48,935 of amortization of previously paid up-front fees related to the period from November 1, 2010 through February 3, 2011. In connection with the renewal of the Agreement on February 4, 2011, the Fund was not required to pay up-front fees. The Fund is required to maintain certain net asset levels during the term of the Agreement. At October 31, 2011, the Fund had borrowings outstanding under the Agreement of $98,000,000 at an interest rate of 1.14%. The carrying amount of the borrowings at October 31, 2011 approximated its fair value. For the year ended October 31, 2011, the average borrowings under the Agreement and the average interest rate were $109,498,630 and 1.18%, respectively.

9 Risks Associated with Foreign Investments and Currencies

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities and currencies also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Notes to Consolidated Financial Statements — continued

10 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2011, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Senior Floating-Rate Interests	$—	$141,451,567	$342,757	$141,794,324
Collateralized Mortgage Obligations	—	18,038,365	—	18,038,365
Commercial Mortgage-Backed Securities	—	8,819,138	—	8,819,138
Mortgage Pass-Throughs	—	129,560,525	—	129,560,525
Asset-Backed Securities	—	327,521	—	327,521
Corporate Bonds & Notes	—	1,322,125	—	1,322,125
Foreign Corporate Bonds & Notes	—	2,622,544	—	2,622,544
Foreign Government Bonds	—	52,741,011	—	52,741,011
Common Stocks	2,329	1,277,661	3,065,347	4,345,337
Warrants	—	—	0	0
Precious Metals	7,193,080	—	—	7,193,080
Currency Options Purchased	—	118,075	—	118,075
Put Options Purchased	1,400	—	—	1,400
Short-Term Investments —
Foreign Government Securities	—	45,603,370	—	45,603,370
U.S. Treasury Obligations	—	4,686,082	—	4,686,082
Repurchase Agreements	—	12,638,662	—	12,638,662
Other Securities	—	7,401,360	—	7,401,360

Total Investments	$7,196,809	$426,608,006	$3,408,104	$437,212,919

Forward Foreign Currency Exchange Contracts	$—	$2,903,168	$—	$2,903,168
Futures Contracts	127,851	—	—	127,851
Swap Contracts	—	4,930,728	—	4,930,728

Total	$7,324,660	$434,441,902	$3,408,104	$445,174,666

Liability Description

Securities Sold Short	$—	$(12,027,329)	$—	$(12,027,329)
Forward Commodity Contracts	—	(394,615)	—	(394,615)
Forward Foreign Currency Exchange Contracts	—	(756,981)	—	(756,981)
Futures Contracts	(61,081)	—	—	(61,081)
Swap Contracts	—	(839,254)	—	(839,254)

Total	$(61,081)	$(14,018,179)	$—	$(14,079,260)

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Notes to Consolidated Financial Statements — continued

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investment
	in Senior	Investment
	Floating-Rate	in Common	Investment
	Interests	Stocks	in Warrants	Total

Balance as of October 31, 2010	$504,027	$496,034	$—	$1,000,061
Realized gains (losses)	(406,215)	25,314	—	(380,901)
Change in net unrealized appreciation (depreciation)*	320,263	1,816,379	—	2,136,642
Cost of purchases**	1,473,070	144,983	0	1,618,053
Proceeds from sales**	(1,548,472)	(65,851)	—	(1,614,323)
Accrued discount (premium)	84	—	—	84
Transfers to Level 3***	—	648,488	—	648,488
Transfers from Level 3***	—	—	—	—
Balance as of October 31, 2011	$342,757	$3,065,347	$0	$3,408,104

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2011*	$(20,832)	$1,816,379	$—	$1,795,547

*	Amount is included in the related amount on investments in the Consolidated Statement of Operations.
**	Cost of purchases may include securities received in corporate actions; Proceeds from sales may include securities delivered in corporate actions.
***	Transfers are reflected at the value of the securities at the beginning of the period. Transfers from Level 2 to Level 3 were due to a reduction in the availability of significant observable inputs in determining the fair value of investments.

At October 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Short Duration Diversified Income Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Eaton Vance Short Duration Diversified Income Fund and subsidiary (the “Fund”), including the consolidated portfolio of investments, as of October 31, 2011, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2011, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Short Duration Diversified Income Fund and subsidiary as of October 31, 2011, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 20, 2011

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Notice to Shareholders

Effective May 20, 2011 the Fund’s investment policies were changed to expand the “Authorized Foreign Currencies” in which the Fund may invest to include Australian dollars. The Fund may invest without limit in foreign investments denominated in U.S. dollars and may invest up to 15% of net assets in foreign investments denominated in Authorized Foreign Currencies, which include euros, British pounds, Swiss francs, Canadian dollars, and Australian dollars.

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature                                   Date
Shareholder signature                                   Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Short Duration Diversified Income Fund
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders
As of October 31, 2011, Fund records indicate that there are 36 registered shareholders and approximately 12,710 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EVG.

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Short Duration Diversified Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

	Position(s)	Term of
	with the	Office;	Principal Occupation(s) and Directorships
Name and Year of Birth	Fund	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2012. 3 years. Trustee since 2008.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Class I Trustee	Until 2012. 1 year. Trustee since 2011.	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Class I Trustee	Until 2012. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Class I Trustee	Until 2012. 3 years. Trustee since 2007.	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Class II Trustee	Until 2013. 3 years. Trustee since 2004.	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

Management and Organization — continued

	Position(s)	Term of
	with the	Office;	Principal Occupation(s) and Directorships
Name and Year of Birth	Fund	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Class II Trustee	Until 2013. 3 years. Trustee since 2004.	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Class III Trustee	Until 2014. 3 years. Trustee since 2008.	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Class III Trustee	Until 2014. 3 years. Trustee since 2005.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Class II Trustee	Until 2013. 2 years. Trustee since 2011.	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Class III Trustee	Until 2014. 3 years. Trustee since 2005. Chairman of the Board since 2007.	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.
Principal Officers who are not Trustees

Position(s)
	with the	Length of	Principal Occupation(s)
Name and Year of Birth	Fund	Service	During Past Five Years

Payson F. Swaffield 1956	President	Since 2007	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.
Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.
Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.
Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

Eaton Vance
Short Duration Diversified Income Fund

October 31, 2011

IMPORTANT NOTICES

Principal Officers who are not Trustees (continued)

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Additional Notice to Shareholders. The Fund may purchase shares of its common stock in the open market when they trade at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action or that such purchases would reduce the discount.

Closed-End Fund Information. The Eaton Vance closed-end funds make certain quarterly fund performance data and information about portfolio characteristics (such as top holdings and asset allocation) available on the Eaton Vance website after the end of each calendar quarter-end. Certain month end fund performance data for the funds, including total returns, are posted to the website shortly after the end of each calendar month. Portfolio holdings for the most recent calendar quarter-end are also posted to the website approximately 30 days following the end of the quarter. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors – Closed-End Funds”.

Principal Officers who are not Trustees (continued)

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Principal Officers who are not Trustees (continued)

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Principal Officers who are not Trustees (continued)

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038
Principal Officers who are not Trustees (continued)

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

Principal Officers who are not Trustees (continued)

2319-12/11	CE-SDDISRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a) —(d)
The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2010 and October 31, 2011 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	10/31/10	10/31/11

Audit Fees	$84,460	$85,200
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$20,900	$27,610
All Other Fees(3)	$1,400	$1,200

Total	$106,760	$114,010

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended October 31, 2010 and October 31, 2011; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/10	10/31/11

Registrant	$22,300	$28,810

Eaton Vance(1)	$278,901	$226,431

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Helen Frame Peters, Lynn A. Stout and Ralph F. Verni are the members of the registrant’s audit committee.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Scott H. Page, Payson F. Swaffield, Mark S. Venezia, Catherine M. McDermott, Andrew Szczurowski and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall and day-to-day management of the Fund’s investments as well as allocations among the Fund’s three principal investment categories.
Mr. Page has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”). He is head of Eaton Vance’s Bank Loan Investment Group. Mr. Swaffield is Chief Income Investment Officer of EVM and BMR and has been an Eaton Vance portfolio manager since 1996. Mr. Venezia has been an Eaton Vance portfolio manager since 1990 and is a Vice President of EVM and BMR. He is head of Eaton Vance’s

Global Bond Department. Ms. McDermott has been with Eaton Vance since 2000 and is a Vice President of EVM and BMR. Mr. Szczurowski became a portfolio manager effective November 1, 2011 and is an Assistant Vice President of EVM and BMR. He has been a member of the MBS group at Eaton Vance since 2007 and an analyst since 2008. Prior to 2007, Mr. Szczurowski was affiliated with Bank of New York Mellon. This information is provided as of the date of filing of this report.
The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars), in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

			Number of
	Number		Accounts	Total assets of
	of All	Total Assets of	Paying a	Accounts Paying a
	Accounts	All Accounts	Performance Fee	Performance Fee
Scott H. Page
Registered Investment Companies	12	$18,042.5	0	$0
Other Pooled Investment Vehicles	6	$6,359.5	1	$489.5
Other Accounts	2	$1,307.1	0	$0
Payson F. Swaffield
Registered Investment Companies	2	$3,349.2	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Mark S. Venezia*
Registered Investment Companies	12	$24,001.3	0	$0
Other Pooled Investment Vehicles	2	$475.4	0	$0
Other Accounts	0	$0	0	$0
Catherine C. McDermott
Registered Investment Companies	2	$991.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Andrew Szczurowski**
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

*	This portfolio manager serves as portfolio manager of one or more registered investment companies that invest in one or more underlying registered investment companies in the Eaton Vance fund family. The underlying investment companies may be managed by this portfolio manager or another portfolio manager(s).

**	Mr. Szczurowski became a portfolio manager of the Fund effective November 1, 2011.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Dollar Range of Equity
Portfolio Manager	Securities Owned in the Fund
Scott H. Page	None
Payson F. Swaffield	None
Mark S. Venezia	None
Catherine M. McDermott	None
Andrew Szczurowski	None
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.
Compensation Structure for EVM
Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.
Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or

Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.
(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Short Duration Diversified Income Fund

By:	/s/ Payson F. Swaffield Payson F. Swaffield
President

Date:	December 20, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell
Treasurer

Date:	December 20, 2011

By:	/s/ Payson F. Swaffield Payson F. Swaffield
President

Date:	December 20, 2011